SCHEDULE 14A INFORMATION
Amendment No. 2
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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RADIENT PHARMACEUTICALS CORPORATION
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RADIENT PHARMACEUTICALS CORPORATION
2492 Walnut Avenue, Suite 100
Tustin, California 92780
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2010
10:00 AM
A Letter To Our Stockholders
From Our Chairman & CEO
          We recently refocused our business on the development, manufacture and marketing of advanced, pioneering medical diagnostic products, including ONKO-SURE™, a proprietary In-Vitro Diagnostic (“IVD”) Cancer Test. We believe that, with an improved balance sheet and the right financial resources, we can position the Company to become a fast-growing and profitable enterprise. During the third and fourth quarter of 2009, we repositioned various business segments that we believe will enable us to monetize the value of some of our assets through either new partnerships, separate potential IPO’s or possible sales. These special assets include: (i) our 98% ownership in China-based pharmaceuticals business, Jade Pharmaceuticals Inc. (JPI); (ii) our 100% ownership of a proprietary cancer vaccine therapy technology: Combined Immunogene Therapy (“CIT”); and (iii) 100% ownership of the Elleuxe brand of advanced skin care products with proprietary formulations that include human placenta extract ingredients sourced from our China operations of JPI.
          The Board of Directors of Radient Pharmaceuticals Corporation (“RPC”) is seeking stockholder approval at this Annual Stockholders Meeting, for what we have described as our Financial Stabilization Plan (the “Plan”). We have recently closed approximately $11,057,000 in additional financings through the sale of convertible notes and warrants. The issuance of the shares underlying the notes and warrants related to this financing require stockholder approval (please see Proposals 5, 6, 7, and 8 for details). Next, the Plan is focused around building on a highly improved balance sheet; which means we are seeking to gain approval for the above-noted share issuances, as well as the ability to exchange up to approximately $3,553,000 in notes and warrants issued in 2008 and 2009 (please see Proposal 1 for details). Lastly, we are proposing to create a new 2010 stock option plan that will incentivize management and employees to drive our In-vitro Diagnostics (“IVD”) business to new heights in sales and profitability in 2010 and beyond, please see Proposal 10 for details.
          Understanding Our Past Corporate Financing Opportunities: Beginning in the second half of 2008, and coupled with the global financial market meltdown, RPC’s only available corporate financing path was one that unfortunately did not promote our stock price and did not raise nearly as much capital that we had planned. We believe the tide has turned and that we are reversing that trend.
          We Believe Our Plan Provides Significant Value to Our Existing Stockholders Despite the Dilution: We believe that the Plan will provide RPC with enough robust financial resources to execute RPC’s IVD business plan successfully. Yet, the Plan calls for the exchange of up to $14,610,000 in various debt obligations for shares of our common stock and the creation of a new incentive stock option plan for management and employees of up to a total of 6,000,000 shares. If all of the Proposals in this Proxy Statement are approved and the proposed transactions are completed at the floor pricing of $0.28 per share, the number of outstanding shares of common stock will be 139,285,000. Although this would result in an effective dilution for existing stockholders of approximately 82%, the Company and our stockholders will receive approximately $6,152,000 in net proceeds from our new financing arrangements, potential proceeds of up to $4,900,000 from the exercise of new warrants – if and when exercised, and benefit from the elimination of approximately $3,553,000 in debt. Management also believes that the Plan will be sufficient to cure the deficiencies cited by the NYSE Amex to satisfy their Continuing Listing Standards and allow us to remain in compliance therewith and avoid delisting.
          New Incentive Stock Option Plan: The management and employees of RPC have made significant sacrifices for the Company over the past year to help the Company survive. These sacrifices have included working without pay for several months at a time and paying the travel and ordinary and necessary business expenses for entertaining clients, customers or employees without reimbursement. In addition, the management and employees of RPC have been working extremely long hours due to cut backs in personnel. The Company owed salaries and wages of approximately $1,706,000 at March 31, 2010; however the Company paid approximately $637,000 of such amount during the month of April and June 2010. We believe that our employees deserve to participate in the growth of the Company by providing them with incentives based on achieving certain performance milestones. This places the financial interests of the management and employees’ side-by-side with that of the stockholders. You are encouraged to vote in favor of Proposal 10.

          Please Consider Our Plan Carefully and Vote In Favor of all of 11 Proposals in this Proxy: Due to the multiple financings with various note holder groups, we have to provide you with individual Proposals to consider and approve individually; together, the first eight Proposals set forth herein make up the fabric of our Plan. The affirmative votes in favor of all of the Proposals, is in our view critical, to RPC’s overall success. With that in mind, we implore you to review the following Proposals carefully and vote in favor of each of them.
Sincerely,
Douglas C. MacLellan
Chairman & CEO
Radient Pharmaceuticals Corporation
July 1, 2010

          The 2010 Annual Meeting of Stockholders of Radient Pharmaceuticals Corporation (the “Company”) will be held at the Company’s corporate office, located at 2492 Walnut Avenue, Suite 100, Tustin, California 92780, on August 26, 2010, at 10:00 am, PDT, to consider and vote upon:
1.	APPROVE AND RATIFY THE ISSUANCE OF UP TO 14,966,413 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR THE CANCELLATION OF CERTAIN OF OUR EXISTING NOTES AT A PRICE PER SHARE EQUAL TO $0.28 OR THE 5 DAY VWAP FOLLOWING SUCH EXCHANGE PURSUANT TO AN EXCHANGE AGREEMENT AND A REDUCTION IN THE EXERCISE PRICE OF 3,531,200 WARRANTS ORIGINALLY ISSUED IN CONNECTION WITH THE ISSUANCE OF SUCH NOTES: A proposal to approve and ratify the issuance of up to an aggregate of 14,966,413 shares of our common stock, issuable upon: (i) exchange and cancellation of all principal amount of the outstanding 12% Series 1 Notes we issued in December 2008 and January 2009 (the “Series 1 Notes”) and the outstanding 12% Series 2 Senior Notes we issued in May 2009 and June 2009 (the “Series 2 Notes”; together, with the Series 1 Notes, the “Series 1 and 2 Notes”), respectively; (ii) cancellation of all of the interest accrued thereon, accruing at the contractual default rate of 18% per annum through August 31, 2010; and (iii) in consideration for such exchange and cancellations, a reduction of the warrant exercise price for the 3,531,200 warrants originally issued in connection with the Series 1 and 2 Notes, which current exercise prices range between $0.98 and $1.13 per share, to $0.28 per share, all pursuant to an exchange agreement (the “Exchange Agreement”) with the holders of the Series 1 and 2 Notes (the “Series 1 and 2 Notes Holders”). The aggregate number of shares potentially issuable upon such exchanges, 14,966,413, and exercises, 3,531,200, together constitute approximately 37% of our issued and outstanding shares as of the date hereof, and the reduced per-share exchange or exercise price may be below the greater of a share of our common stock’s book value or its market value at the time of issuance;

2.	APPROVE AND RATIFY THE ISSUANCE OF UP TO 514,286 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR CASH COMPENSATION DUE UNDER A CONSULTING AGREEMENT AND A REDUCTION IN THE EXERCISE PRICE OF 200,000 WARRANTS ORIGINALLY ISSUED TO SUCH CONSULTANT: A proposal to approve and ratify the issuance of up to 514,286 shares of our common stock, representing an additional approximate two percent of outstanding shares as of the date hereof, in exchange for cash consulting fees due under the Consulting Agreement with Cantone Asset Management, LLC (“CAM”), dated September 9, 2009 (the “Cantone Consulting Agreement”), and the reduction of the warrant exercise price from $0.60 per share to $0.28 per share for warrants originally issued to CAM in connection therewith to purchase up to 200,000 shares of common stock, and the reduced per-share exercise price may be below the greater of a share of our common stock’s book value or its market value at the time of issuance;

3.	APPROVE AND RATIFY THE ISSUANCE OF UP TO 282,314 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN CONSIDERATION FOR SERVICES RENDERED BY PLACEMENT AGENT AND A REDUCTION IN THE EXERCISE PRICE OF 206,796 WARRANTS ISSUED TO SUCH PLACEMENT AGENT: A proposal to approve and ratify the issuance of up to an aggregate of 282,314 shares of our common stock, representing an additional approximate one percent of outstanding shares as of the date hereof, to the placement agent of the Series 1 and 2 Notes transaction, in consideration for its efforts in connection with obtaining the consents of the Series 1 and 2 Notes Holders to the Exchange Agreement, and the reduction of the warrant exercise price, which current exercise prices are either $1.00 or $1.13 per share, to $0.28 per share for warrants originally issued to the placement agent in connection therewith to purchase up to 206,796 shares of common stock, and the reduced per-share exercise price may be below the greater of a share of our common stock’s book value or its market value at the time of issuance;

4.	APPROVE AND RATIFY THE ISSUANCE OF WARRANTS TO PURCHASE UP TO 5,697,513 SHARES OF COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE AND A REDUCTION IN THE EXERCISE PRICE OF 1,644,643 PREVIOUSLY ISSUED WARRANTS: A proposal to approve and ratify the issuance of additional warrants to purchase up to 5,697,513 shares of our common stock, representing an additional approximate 15% of outstanding shares as of the date hereof, and the reduction of the warrant exercise price from $1.25 to $0.28 per share for warrants originally issued in connection with the private offering that we closed on November 30, 2009, pursuant to which we issued 3,289,285 shares of our common stock and warrants to purchase an aggregate of 1,644,643 shares of our common stock (the “Registered Direct 2009 Offering”). If this Proposal is approved, then the purchasers in the Registered Direct 2009 Offering will have received warrants to purchase a total of 7,342,156 shares of common stock at an exercise price of $0.28 per share, and the reduced per-share exercise price may be below the greater of a share of our common stock’s book value or its market value at the time of issuance;

5.	APPROVE AND RATIFY THE ISSUANCE OF 5,906,243 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO A NOTE AND WARRANT PURCHASE

AGREEMENT: A proposal to approve and ratify the issuance of up to 5,906,243 shares of our common stock, including 1,100,000 shares of our common stock underlying warrants, which constituted approximately 19% of our issued and outstanding shares as of the date on which we closed the related transaction (March 22, 2010) and represents an additional approximate 16% of outstanding shares as of the date hereof, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time;
6.	APPROVE AND RATIFY THE ISSUANCE OF 34,224,849 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS: A proposal to approve and ratify the issuance of up to 34,224,849 shares of our common stock, including 6,528,843 shares of our common stock underlying warrants, which constituted approximately 56% of our issued and outstanding shares as of the date on which we closed the related transaction (April 8, 2010) and represents an additional approximate 52% of outstanding shares as of the date hereof, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time;

7.	APPROVE AND RATIFY THE ISSUANCE OF 25,355,582 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS: A proposal to approve and ratify the issuance of up to 25,355,582 shares of our common stock, including 4,705,655 shares of our common stock underlying warrants, which constituted approximately 49% of our issued and outstanding shares as of the date on which we closed the related transaction (April 13, 2010) and represents an additional approximate 45% of outstanding shares as of the date hereof, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time;

8.	APPROVE AND RATIFY THE ISSUANCE OF 3,261,834 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS: A proposal to approve and ratify the issuance of up to 3,261,834 shares of our common stock, including 814,798 shares of our common stock underlying warrants, which constituted approximately 10% of our issued and outstanding shares as of the date on which we closed the related transaction (April 26, 2010) and represents an additional approximate nine percent of outstanding shares as of the date hereof, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time;

9.	AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF CAPITAL STOCK: A proposal to increase the authorized number of shares of our common stock by 100,000,000 shares to a total of 200,000,000 authorized shares of common stock;

10.	APPROVE AND RATIFY THE 2010 PERFORMANCE AND EQUITY PLAN: A proposal to approve our 2010 Performance and Equity Incentive Plan providing for our issuance of options to purchase up to a total of 6,000,000 shares of our common stock; and,

11.	OTHER BUSINESS: Such other business as may properly come before the Annual Meeting.
          In addition to the Proxy Statement, proxy card and voting instructions, a copy of Radient’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, which are not part of the proxy soliciting material, is enclosed.
          Only stockholders of record on July 1, 2010 are entitled to notice of and to vote at the 2010 Annual Meeting of Stockholders. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return, as promptly as possible, the enclosed proxy in the accompanying reply envelope, or submit your proxy by telephone or the Internet. You may revoke your proxy at any time before it is voted.
                    Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the 2010 Annual Meeting of Stockholders. Stockholders may vote in person if they attend the 2010 Annual Meeting of Stockholders even though they have executed and returned a proxy. This Proxy Statement, a form of proxy our most recent Annual Report, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 are available to view online at the following internet address: http://www.radient-pharma.com/.

By order of the Board of Directors,

President and Chief Executive Officer
Tustin, California
July 1, 2010

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ABOUT THE 2010 ANNUAL MEETING OF STOCKHOLDERS	8

INTRODUCTION TO PROPOSALS — AUTHORIZE OR APPROVE AND RATIFY THE POTENTIAL ISSUANCE OF SHARES OF COMMON STOCK (INCLUDING SHARES OF COMMON STOCK ISSUABLE ON EXCHANGE OF OUTSTANDING NOTES AND EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK) BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE.	10

PROPOSAL 1 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 14,966,413 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR THE CANCELATION OF CERTAIN OF OUR EXISTING NOTES AT A PRICE PER SHARE EQUAL TO $0.28 OR THE 5 DAY VWAP FOLLOWING SUCH EXCHANGE PURSUANT TO A FORM OF EXCHANGE AGREEMENT AND A REDUCTION IN THE EXERCISE PRICE OF 3,531,200 WARRANTS ORIGINALLY ISSUED IN CONNECTION WITH THE ISSUANCE OF SUCH NOTES.	12

PROPOSAL 2 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 514,286 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR CASH COMPENSATION DUE UNDER A CONSULTING AGREEMENT AND A REDUCTION IN THE EXERCISE PRICE OF 200,000 WARRANTS ORIGINALLY ISSUED TO SUCH CONSULTANT.	15

PROPOSAL 3 — APPROVE AND RATIFY THE ISSUANCE OF UP TO 282,314 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN CONSIDERATION FOR SERVICES RENDERED BY PLACEMENT AGENT AND A REDUCTION IN THE EXERCISE PRICE OF 206,796 WARRANTS ISSUED TO SUCH PLACEMENT AGENT.	16

PROPOSAL 4 — APPROVE AND RATIFY THE ISSUANCE OF WARRANTS TO PURCHASE UP TO 5,697,513 SHARES OF COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE AND A REDUCTION IN THE EXERCISE PRICE OF 1,644,643 PREVIOUSLY ISSUED WARRANTS.	17

INTRODUCTION TO PROPOSALS 5 — 8 TO AUTHORIZE OR APPROVE AND RATIFY THE POTENTIAL ISSUANCE OF APPROXIMATELY 68,748,508 SHARES OF COMMON STOCK (INCLUDING SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK) BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE.	18

PROPOSAL 5 — APPROVE AND RATIFY THE ISSUANCE OF 5,906,243 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO A NOTE AND WARRANT PURCHASE AGREEMENT.	21

PROPOSAL 6 — APPROVE AND RATIFY THE ISSUANCE OF 34,224,849 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS.	22

PROPOSAL 7 — APPROVE AND RATIFY THE ISSUANCE OF 25,355,582 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS.	23

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PROPOSAL 8 — APPROVE AND RATIFY THE ISSUANCE OF 3,261,834 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS.	25

PROPOSAL 9 — AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF CAPITAL STOCK.	26

PROPOSAL 10 — APPROVE AND RATIFY THE 2010 PERFORMANCE AND EQUITY PLAN.	27

EXECUTIVE COMPENSATION AND OTHER INFORMATION.	30

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.	34

PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS.	35

COMMUNICATION WITH THE BOARD OF DIRECTORS.	35

OTHER MATTERS.	35

HOUSEHOLDING OF ANNUAL MEETING MATERIALS.	35

INFORMATION ON RADIENT’S WEBSITE.	35

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.	35

Exhibit A: Amendment to Certificate of Incorporation	37

Exhibit B: 2010 Performance and Equity Incentive Plan	40

RADIENT PHARMACEUTICALS CORPORATION
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
          References to “RADIENT,” the “Company,” “we,” “our” or “us” in this Proxy Statement (“Proxy Statement”) refer to Radient Pharmaceuticals Corporation and its subsidiaries unless otherwise indicated by context.
ABOUT THE 2010 ANNUAL MEETING OF STOCKHOLDERS
Why have I received these materials?
          This Proxy Statement is furnished by our Board of Directors in connection with the solicitation of proxies for use at the 2010 Annual Meeting of Stockholders to be held on August 26, 2010 and at any adjournment thereof. The 2010 Annual Meeting of Stockholders has been called to consider and vote upon: (i) a proposal to approve and ratify the issuance of up to 14,966,413 shares of common stock in exchange for the cancellation of certain of our currently existing outstanding notes and interest accruing thereon, as further described herein and a reduction in the original exercise price of 3,531,200 existing warrants; (ii) a proposal to approve and ratify the issuance of up to 514,286 shares of common stock to one of our consultants, and a reduction in the original exercise price of outstanding warrants; (iii) a proposal to approve the issuance of 282,314 shares of our common stock as consideration for services rendered in connection with the Exchange Agreement referenced herein, and a reduction in the original exercise price of outstanding warrants; (iv) a proposal to approve and ratify the issuance of up to 5,697,513 shares of our common stock in connection with the exercise of warrants issued to the investors of our Registered Direct Offering and a reduction in the original exercise price of 1,644,643 outstanding warrants; (v) four proposals to approve and ratify the issuance of up to 68,748,508 shares of our common stock underlying convertible notes, interest accruing thereon and warrants issued pursuant to the private financings we closed in March and April 2010; (vi) a proposal to approve amending our Certificate of Incorporation to increase the number of authorized shares of our common stock; (vii) a proposal to approve the 2010 Performance and Equity Incentive Plan; and, (viii) such other business as may properly come before the 2010 Annual Meeting of Stockholders. All of the shares of common stock referenced in items (i) through (v), above, may include a potential issuance or exercise price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance or exercise. All of the shares of common stock issuable pursuant to the various agreements and plan discussed in the proposals are collectively referred to herein as the Proxy Shares. We are sending this Proxy Statement and the accompanying proxy to our stockholders on or about July 20, 2010.
When and where is the 2010 Annual Meeting of Stockholders?
          The 2010 Annual Meeting of Stockholders will be held at the Company’s corporate offices, located at 2492 Walnut Avenue, Suite 100, Tustin, California 92780, on August 26, 2010, at 10:00 a.m. PDT.
          All stockholders, including stockholders of record and stockholders who hold their shares through banks, brokers, nominees or any other holder of record, as of the close of business on July 1, 2010, the record date for the 2010 Annual Meeting of Stockholders, may attend the 2010 Annual Meeting of Stockholders. You must bring a form of personal photo identification with you in order to be admitted to the meeting. We reserve the right to refuse admittance to anyone without proper proof of stock ownership and without proper photo identification. No cameras, recording equipment, large bags, briefcases or packages will be permitted in the 2010 Annual Meeting of Stockholders.
Who is entitled to vote at the 2010 Annual Meeting of Stockholders?
          The securities entitled to vote at the 2010 Annual Meeting of Stockholders consist of all of the issued and outstanding shares of our common stock. The close of business on July 1, 2010 has been fixed by our Board of Directors as the record date. Only stockholders of record as of the record date may vote at the 2010 Annual Meeting of Stockholders. As of the record date, we had 31,380,278 shares of common stock issued and outstanding and entitled to vote at the 2010 Annual Meeting of Stockholders.
How do I vote by proxy?
          You may vote by:
•	attending the 2010 Annual Meeting of Stockholders and voting in person;

•	signing and dating each proxy card you receive and returning it in the enclosed prepared envelope;

•	using the telephone number printed on your proxy card;

•	using the Internet voting instructions printed on your proxy card; or

•	if you hold your shares in “street name,” following the procedures provided by your broker, bank or other nominee.
          If you have Internet access, we encourage you to record your vote via the Internet.
          All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the 2010 Annual Meeting of Stockholders as you instruct in a proxy delivered before the 2010 Annual Meeting of Stockholders. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as our Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the 2010 Annual Meeting of Stockholders and all matters incident to the conduct of the meeting.
Can I change or revoke my vote?
          You may change or revoke your proxy at any time before the vote is taken at the 2010 Annual Meeting of Stockholders:
•	if you hold your shares in your name as a stockholder of record, by notifying our Secretary at 2492 Walnut Avenue, Suite 100, Tustin, California 92780;

•	by attending the 2010 Annual Meeting of Stockholders and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by submitting a later-dated proxy card;

•	if you voted by telephone or the Internet, by voting a second time or by telephone or the Internet; or

•	if you have instructed a broker, bank or other nominee to vote your shares, by following the directions received from your broker, bank or other nominee to change those instructions.
Who is soliciting my proxy and who will bear the expense of solicitation?
          The proxy is solicited on behalf of our Board of Directors. The original solicitation will be by mail. Following the original solicitation, our Board of Directors expects that certain individual stockholders may be further solicited through telephone or other oral communications from our Board of Directors or from specially engaged employees or paid solicitors that our Board of Directors intends to engage. Our Board of Directors intends to solicit proxies for shares that are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and the Company may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. We will bear all solicitation expenses.
What constitutes a quorum for purposes of the 2010 Annual Meeting of Stockholders?
          Holders of not less than one third (33 1/3%) of the outstanding shares of stock entitled to vote present or represented by proxy constitute a quorum for the 2010 Annual Meeting of Stockholders.
How are votes counted?
          With respect to the 2010 Equity Incentive Plan (“Plan”) and the Amendment to the Certificate of Incorporation (“Amendment”), the affirmative vote of a majority of the shares entitled to vote at the 2010 Annual Meeting of Stockholders is required to approve each of these Proposals.
          The affirmative vote by holders of a majority of the shares of our common stock represented at the 2010 Annual Meeting of Stockholders is required to approve all of the other Proposals set forth herein, provided a quorum is present in person or by proxy. In counting votes, abstentions, broker non-votes (i.e., shares held of record by a broker that are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a majority is required.
Your vote is important. We encourage you to vote as soon as possible.

INTRODUCTION TO THE PROPOSALS
Need for Debt Restructuring and Financing from the Exercise of Warrants
          Our Company needs to: (i) restructure its significant debt into equity and (ii) raise additional cash through the exercise of outstanding warrants which overhang the market. Management believes that the issuance of additional shares of common stock for cash and the issuance of shares of common stock in exchange for certain of the Company’s outstanding debt and/or the exercise of certain outstanding common stock purchase warrants, all as discussed below, at varying discounts from the greater of a share of common stock’s book value or market value at the time of issuance is necessary to restructure the existing indebtedness into equity, and will remove the “overhang” in the market. Further, management believes that exercise of existing outstanding warrants at holder-favorable exercise prices represents a less expensive and more readily available source of funds for the Company’s operations than further private placements.
          However, as there can be no assurance as to if, when, or as any of such warrants will be exercised, management further believes that obtaining the stockholders’ authorization is required under existing agreements to facilitate the conversion or exercise of our outstanding securities. Further, we are contractually required to seek stockholder approval of various transactions in order to have the shares which may be issued below the greater of book value or market value listed on the NYSE Amex.
          The Company has been carrying approximately $15,876,000 of indebtedness that had events of default or is due on outstanding notes and other contractual obligations which are past due or soon to be due. As of July 1, 2010, we received default notices from four note holders holding an aggregate principal amount of notes for $1,134,863; however, we are currently negotiating a resolution with these holders. Management is concerned that we may not have sufficient cash to satisfy these debts and carry on our current operations. Therefore, management believes it is prudent to reserve as much cash as possible for our operations. To that end, management prepared a Form of Exchange Agreement, pursuant to which, if approved by the stockholders at the meeting, certain of our note and debt holders shall exchange their outstanding notes for shares of our common stock (the “Exchange Agreement”). As stated above, this will provide the Company with a less expensive means to repay its debt and will enable the Company to use its cash for current operations rather than the repayment of debt. The terms of the Exchange Agreement are explained in more detail in the Proposals below.
Need for Stockholder Approval
          Given recent market conditions since January 2010, we needed to offer, and sell shares of our common stock or other securities that are convertible into or exercisable for shares of our common stock, at a sale price (or having a conversion price or exercise price) per share that may be less than a share of common stock’s book value or market value at the time of issuance in order to raise capital for our operations. Our Board of Directors deems it desirable to restructure our outstanding debt into equity. Therefore, we are proposing to issue up to 96,209,034 shares of common stock, which represents an effective dilution for existing stockholders of approximately 75% of the shares outstanding at July 1, 2010, in exchange for a majority of all of our outstanding debt at a price that may be below the greater of a share of common stock’s then-current book value or market value at the time of issuance. For this purpose, market value will be equal to the average closing prices of our common stock as reported on the NYSE Amex, or such other market on which our shares may be trading, for at least the five consecutive trading days immediately preceding the dates of sale.
          Under Rule 713 of the NYSE Amex Company Guide (“Rule 713”), we are required to obtain stockholder approval in connection with any transaction, other than a public offering, that involves the issuance of common stock, warrants to purchase shares of common stock or other securities convertible or exercisable into shares of common stock, at a price below the greater of our book value or market value at the time of issuance, that equals an aggregate of more than 19.99% of our then-outstanding common stock (the “19.99% Cap”). Based upon our interpretation of Rule 713, we believe that each of the potential issuances referenced in Proposals 1 through 8 shall be regarded as a “stand-alone” issuance. As of July 1, 2010, the Company had 31,380,278 shares of common stock outstanding and, therefore, can only issue up to 6,272,918 shares of our common stock at a price below $1.09 without stockholder approval. If approved by the stockholders, each of Proposals 1, 5, 6, 7, and 8 will alone result in the issuance of shares exceeding the 19.99% Cap. NYSE Amex calculates the 19.99% Cap for all transactions which are “integrated”; therefore, Proposals 5 through 8, which relate to multiple closings of our recent convertible note financings, will be “integrated” for purposes of the 19.99% Cap. If however, NYSE Amex calculates the 19.99% Cap based on the total number of shares of common stock potentially issuable pursuant to all of the Proposals contained herein, such total issuance will far exceed the 19.99% Cap.
          Please note that if the stockholders do not approve or fail to ratify any of the potential issuances of shares underlying convertible promissory notes or warrants referenced in Proposals 1, 5, 6, 7 or 8, then, collectively, the holders of any such convertible notes will be able to exercise their associated warrants only on a first-come basis, until the Company issues shares of common stock up to the 19.99% Cap. As a result, this may present a scenario where some of our securities holders would be able to convert or exercise all of their securities, while others would not.

          Notwithstanding stockholder approval of these Proposals, we are also required to submit an additional listing application with the NYSE Amex to obtain their approval to issue and list any of the shares of common stock contemplated hereby before we can issue or list any shares on the NYSE Amex (“NYSE Amex Listing Approval”). Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or other NYSE Amex requirements.
          Based upon the terms of the Registered Direct 2009 Offering, if we issue shares of our common stock or other securities convertible into such shares of our common stock a price less than $1.25 per share, then the warrants issued pursuant to the Registered Direct 2009 Offering shall be adjusted to the price at which we issued such additional securities and the number of shares of common stock issuable upon exercise of the November Warrants (as hereinafter defined) shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price prior to such adjustment. However, pursuant to the terms of the Registered Direct 2009 Offering, no such adjustment shall occur until we receive stockholder approval of the issuance of more than 19.99% of the number of shares of common stock outstanding as of the closing date of such financing. As of the closing date of the Registered Direct 2009 Offering, we had 17,439,319 shares outstanding. Therefore, under the NYSE Amex Rules, we must obtain stockholder approval to issue more than 3,486,120 shares of common stock at a price below our common stock’s market value.
Potential Negative Effect on our Stock Price
          If the Proposals 1 through 8 receive the necessary authorizations, approvals and ratifications, in respect of the potential issuances of up to an aggregate of 96,209,034 additional shares of our common stock upon the exchange of the convertible notes and the exercise of the warrants described below (in Proposals 1, 5, 6, 7, and 8) and other issuance of shares (Proposals 2, 3, and 4), all of those shares will become eligible for resale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. These shares could also become eligible for resale in the public markets earlier upon the effectiveness of registration statements filed with the Securities and Exchange Commission (the “SEC”) covering their resale. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.
Potential Issuance Authorized by This Proxy Statement
          The following table sets forth the total number of shares of common stock (or warrant or options shares, as applicable) issuable pursuant to each of the Proposals set forth in this Proxy Statement (the “Proxy Shares”). As of July 1, 2010, there are 31,380,278 shares of common stock issued and outstanding. If all of the Proposals are approved at the meeting and the Company issues all of the shares authorized thereby, the number of outstanding shares of common stock will be 139,307,864 (such number does not include the shares that may be issued upon conversion of the 10% Convertible Notes issued in September 2008, which is estimated to be 212,358 shares of common stock and 106,179 shares issuable under the related warrants).

Proposal Description of Offering			Dilutive Effect on Outstanding Common
No.		No. of Shares	Stock at July 1, 2010 (1)
1.	Shares issuable upon exchange of the Series 1 & Series 2 Senior Notes	14,966,413	32%
2.	Shares issuable in exchange for the cash consulting fee to Cantone Asset Management LLC	514,286	2%
3.	Shares for placement agent fees	282,314	1%
4.	Registered Direct 2009 Offering Warrants	5,697,513	15%
5. – 8.	March & April 2010 closings of additional 12% Convertible Note Financing	68,748,508	69	% (2)
10.	2010 Equity Incentive Plan Options	6,000,000	16%
	Total	96,209,034	75%

(1)	For each proposal, the dilutive effect on outstanding stock at July 1, 2010 represents the quotient of the shares issuable pursuant to the specified proposal divided by the sum of (i) the Company’s shares outstanding at July 1, 2010 and (ii) the number of shares issuable pursuant to that specific proposal, but no other proposal. For example, the dilutive effect of Proposal 1 (32%) is calculated as follows: 14,966,413/(31,380,278+14,966,413).

(2)	The rounded percentages of outstanding common stock as of each closing of the additional 12% Convertible Note Financings were 19%, 56%, 49%, and 10%, respectively.
          As of July 1, 2010 we had 31,380,278 shares of common stock outstanding and are currently only authorized to issue up to 100,000,000 shares of our common stock. Therefore, we must increase our authorized capital to be able to issue all of the Proxy Shares. Since we must obtain stockholder approval to increase our authorized capital, which requires time and money that the Company could better expend, management believes it is in the Company’s best interest to authorize more shares than are currently needed to issue all of the Proxy Shares through this Proxy Statement.

          The following table sets forth the number of shares of our common stock both before and after the approval of all of the Proposals contained herein, based on the information provided in the table above:

	Before Stockholder Approval	After Stockholder Approval
Total number of shares of common stock authorized	100,000,000	200,000,000
Total number of shares of common stock issued and outstanding	31,380,278	102,742,503 (1)
Total number of shares of common stock reserved for issuance	11,718,552 (2)	36,565,361 (3)
Total number of shares of common stock authorized, but unissued and unreserved	56,923,967	60,692,136 (4)

(1)	Includes shares of common stock issuable in connection with debt exchange (Proposals 1, 5, 6, 7, and 8), payment of consulting fees (Proposal 2), and placement agent fees (Proposal 3).

(2)	Includes shares of common stock underlying previously issued warrants discussed in Proposals 1, 2, and 3.

(3)	Includes shares of common stock underlying warrants issuable in connection with Proposals 4, 5, 6, 7, and 8 and in connection with the 2010 Performance and Equity Incentive Plan (Proposal 10).

(4)	All remaining shares that have not been issued or are being held in reserve for issuance.
          Although the Board of Directors urges you to vote FOR all of the Proposals contained herein, we recognize that we may not receive the required vote to approve all of the Proposals. The Board of Directors believes it is in the Company’s and the stockholders’ best interest to affect any and all Proposals that are approved, even if not all Proposals are approved. Exchanging even a portion of our debt for shares of our common stock will be crucial towards achieving our goals and accomplishing our business plans. Therefore, it is possible that some Proposals will be approved and some shares will be issued pursuant thereto, while other Proposals and issuances will not occur.
Description of our Common Stock
The material terms of the notes and warrants referenced throughout this Proxy Statement are disclosed in the appropriate proposal. We also disclose any and all differences between new securities that may be issued pursuant to an approved proposal as compared to currently existing securities. However, the shares of our common stock underlying all of the notes and warrants are the same shares of our common stock, par value $0.001. Holders of shares of our common stock are entitled to one vote per share on all matters to be voted upon by the stockholders generally. The approval of proposals submitted to stockholders at a meeting other than for the election of directors requires the favorable vote of a majority of the shares voting, except in the case of certain fundamental matters in which cases Delaware law and our bylaws require the favorable vote of at least a majority of all outstanding shares. Stockholders are entitled to receive such dividends as may be declared from time to time by the board of directors out of funds legally available therefor, and in the event of liquidation, dissolution or winding up, to share ratably in all assets remaining after payment of liabilities. The holders of shares of common stock have no preemptive, conversion, subscription or cumulative voting rights. Our common stock trades on the NYSE Amex under the symbol “RPC.”
PROPOSAL 1
APPROVE AND RATIFY THE ISSUANCE OF UP TO 14,966,413 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR THE CANCELATION OF CERTAIN OF OUR EXISTING NOTES AT A PRICE PER SHARE EQUAL TO $0.28 OR THE 5 DAY VWAP FOLLOWING SUCH EXCHANGE PURSUANT TO A FORM OF EXCHANGE AGREEMENT AND A REDUCTION IN THE EXERCISE PRICE OF 3,531,200 WARRANTS ORIGINALLY ISSUED IN CONNECTION WITH THE ISSUANCE OF SUCH NOTES

Background
          On December 8, 2008, we conducted a first closing (the “Series 1 First Closing”) of a private offering under Regulation D (the “12% Series 1 Notes Offering”) for the sale to accredited investors of units consisting of $1,077,500 principal amount of 12% senior promissory notes (the “12% Series 1 Notes”) and five-year warrants (the “12% Series 1 Investor Warrants”) to purchase a total of 862,000 shares of our common stock at $1.00 per share. We received $856,714 in net proceeds in the Series 1 First Closing. On January 30, 2009, we conducted a second closing (the “Series 1 Second Closing”) of the 12% Series 1 Notes Offering, whereby we sold an additional $680,000 principal amount of 12% Series 1 Notes and 12% Series 1 Investor Warrants to purchase 544,000 shares of our common stock at $1.13 per share. We received $566,600 in net proceeds in the Series 1 Second Closing. Accordingly, a total of $1,757,500 in 12% Series 1 Notes and 12% Series 1 Investor Warrants to purchase up to an aggregate of 1,406,000 shares of common stock in the 12% Series 1 Notes Offering were sold.
          In connection with the 12% Series 1 Notes Offering, we agreed to file a registration statement by July 31, 2009 with the SEC on Form S-3 covering the secondary offering and resale of the shares of common stock underlying the 12% Series 1 Investor Warrants sold in the offering. That Registration Statement was declared effective on June 22, 2009.
          Our exclusive placement agent was Cantone Research, Inc., a FINRA member broker-dealer. Cantone Research, Inc. received sales commissions of $175,750 and $60,225 non-accountable expenses for services in connection with the offering. In addition, we issued Cantone Research, Inc. placement agent warrants to purchase up to an aggregate of 122,140 shares of common stock (“Cantone Series 1 Placement Agent Warrants”).
          On May 4, 2009, we conducted a first closing (the “Series 2 First Closing”) of a private offering under Regulation D (the “12% Series 2 Notes Offering”) for the sale to accredited investors of units consisting of $1,327,250 principal amount of 12% senior promissory notes (the “12% Series 2 Notes”; and, together with the 12% Series 1 Notes, the “Series 1 and 2 Notes”) and five-year warrants (the “12% Series 2 Investor Warrants”; and, together with the 12% Series 1 Investor Warrants, the “Series 1 and 2 Warrants”) to purchase a total of 2,123,600 shares of our common stock at $0.98 per share. We received $1,125,696 in net proceeds from the Series 2 First Closing. Under the terms of the offering, the exercise price of the 12% Series 2 Investor Warrant was 115% of the five-day volume weighted average closing price (“VWAP”) of our common stock on NYSE Amex for the five trading days prior to the date of the Series 2 First Closing. On June 12, 2009, we conducted a second closing (“Series 2 Second Closing”) of the 12% Series 2 Notes Offering, whereby we sold an additional $468,500 principal amount of the 12% Series 2 Notes and 12% Series 2 Investor Warrants to purchase up to an aggregate of 749,600 shares of our common stock at $1.11 per share. We received $396,296 in net proceeds from the Series 2 Second Closing. Accordingly, we sold a total of $1,795,750 in 12% Series 2 Notes and 12% Series 2 Investor Warrants to purchase up to an aggregate of 2,873,200 shares of common stock. The transactions completed in the Series 1 First Closing, the Series 1 Second Closing, the Series 2 First Closing, and Series 2 Second Closing are collectively referred to herein as the “12% Senior Note Offering.”
          In addition, we issued additional placement agent warrants to Cantone Research, Inc. to purchase up to an aggregate of 84,656 shares of common stock (the “Cantone Series 2 Placement Agent Warrants”; and, together with the Cantone Series 1 Investor Warrants, the “Cantone Series 1 and 2 Placement Agent Warrants”).
          In connection with the 12% Series 2 Notes Offering, we agreed to file a registration statement by July 31, 2009 with the SEC on Form S-3 covering the secondary offering and resale of the shares of common stock underlying the 12% Series 2 Investor Warrants sold in the offering. That Registration Statement was declared effective on January 4, 2010.
          The terms of the 12% Series 2 Notes also provide that, if the stockholders of the Company do not approve the 12% Series 2 Notes Offering by September 1, 2009 and the Company does not redeem the 12% Series 2 Notes by November 30, 2009, then the holders of such 12% Series 2 Notes shall be entitled to declare such notes to be in default and declare the entire principal and unpaid accrued interest thereon immediately due and payable. Since we have not yet made an interest payment that was due on December 1, 2009, we are in default under the 12% Series 2 Notes. Although we have not received any notice from the holders of the 12% Series 2 Notes requesting that we cure this default, we have exceeded the cure period and, therefore, all payments of principal and interest under the 12% Series 2 Notes are immediately due and payable and the interest rate is increased from 12% per annum to 18% per annum.
          As of August 31, 2010, a total of $3,553,100 is outstanding on the Series 1 and 2 Notes, with a combined accrued interest of $637,496 for a total of $4,190,596 that may be exchanged pursuant to the Exchange Agreement.
Need for Additional Financing
          Based on our current need for additional financing, management believes it is prudent to reserve as much cash as possible for our operations. To that end, management is proposing to exchange several of our outstanding notes for shares of our common stock. As stated above, this will provide the Company with a less expensive means to repay its debt and will enable the Company to use its cash for current operations rather than the repayment of debt.

          Although we have not received any notice from the holders of 12% Series 2 Notes, we are in default on the 12% Series 2 Notes and, therefore, all payments of principal and interest under the 12% Series 2 Notes are immediately due and payable and the interest automatically increased from 12% per annum to 18% per annum. An interest payment was due on the 12% Series 2 Notes in December and another interest payment is due in June. Management does not believe we have sufficient cash to pay these debts and continue our operations.
          Management believes that exchanging our outstanding debt for shares of common stock and the issuance of common stock upon exercise of the Series 1 and 2 Warrants is in the best interest of the Company and its stockholders. Accordingly, management prepared a form of Exchange Agreement regarding the Series 1 and 2 Notes and related warrants (the “Exchange Agreement”). As of the date of this Proxy, we received signatures to the Exchange Agreement from a majority of the holders of Series 1 and 2 Notes, holding approximately $3,500,000 of the Series 1 and 2 Notes; however, as noted throughout this Proxy Statement, the exchange contemplated by the Exchange Agreement shall not be effected and is not enforceable against us until we obtain Stockholder Approval and the NYSE Amex Listing Approval of the shares issuable pursuant thereto. Pursuant to the Exchange Agreement, both the principal and the interest on the Series 1 and 2 Notes shall be exchanged for a certain number of shares of our common stock, the exact number of which is based upon the following formulas. The number of shares of common stock to be issued to the holders of Series 1 and 2 Notes in exchange for the principal amount of the Series 1 and 2 Notes shall be an amount equal to the quotient of (i) the amount of principal sought to be exchanged divided by (ii) 70% of the VWAP of our common stock for the five trading days immediately preceding the date the exchange is requested, but in no event shall the exchange price be less than $0.28. The VWAP is a fraction, the numerator of which is the sum of the product of (i) the closing trading price for the common stock on the applicable National Securities Exchange for each trading day during such five-day period and (ii) the volume of the common stock on the applicable National Securities Exchange for each such day, and the denominator of which is the total volume of the common stock on the applicable National Securities Exchange during such five-day period, each as reported by Bloomberg Reporting Service or other recognized stock market price reporting service. We maintain the right to pay all interest due on the Series 1 and 2 Notes between December 1, 2009 and June 30, 2010 in cash or in shares of common stock. If we elect to pay the interest in shares of common stock, then the number of shares of common stock to be issued to the holders of Series 1 and 2 Notes shall be an amount equal to the quotient of (i) the amount of interest sought to be exchanged divided by (ii) $0.28. Any interest payments due after June 30, 2010 shall be paid in cash if the market price of our common stock is below $0.28 per share on the interest payment date, as set forth in the Series 1 and 2 Notes. If the market price of our common stock on such date is equal to or above $0.28 per share, we reserve the right to pay the interest in shares of our common stock at $0.28.
          As additional consideration for exchanging the Series 1 and 2 Notes for shares of our common stock, we agreed to reduce the exercise price of the Series 1 and 2 Warrants to $0.28 per share; the number of shares issuable pursuant to the warrants remains the same as originally issued. By executing the Exchange Agreement, the holders of Series 1 and 2 Notes waived all defaults under their respective Series 1 and 2 Note unless, and only unless, we fail to make or issue any principal or interest payments pursuant to the terms of the Exchange Agreement or if we do not receive stockholder approval of this Proposal. If we do not receive stockholder approval for this Proposal, we will once again be in default of the 12% Series 2 Notes and, potentially, of the 12% Series 1 Notes.
          If all of the outstanding Series 1 and 2 Warrants are exercised, at the reduced exercise price, we may receive aggregate gross proceeds of approximately $988,736. However, there is no assurance that any of the outstanding Series 1 and 2 Warrants will ever be exercised. We intend to use any proceeds from the exercise of any of these warrants for working capital and other general corporate purposes.
Need for Stockholder Approval
          We currently have 31,380,278 shares outstanding and there are 14,966,413 shares that are potentially issuable under the Exchange Agreement and 3,531,200 underlying the outstanding Series 1 and 2 Warrants. Pursuant to NYSE Amex Rule 713, we must obtain stockholder approval to issue or sell more than 6,272,918 shares at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our common stock’s book value or its market value at the time of issuance. Therefore, to be able to issue all of the shares of common stock contemplated under the Exchange Agreement for the Series 1 and 2 Notes, we must obtain stockholder approval of Proposal 1. If we do not obtain stockholder approval for this Proposal, we may not be able to conduct the exchange of the Series 1 and 2 Notes.
          Notwithstanding stockholder approval of this Proposal, we must still obtain NYSE Amex Listing Approval for the 18,497,613 shares, including those underlying the Series 1 and 2 Warrants at the adjusted exercise price, contemplated by Proposal 1. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
          If this Proposal is approved at our 2010 Annual Meeting of Stockholders, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution
          Proposal 1 is solely related to the 12% Senior Note Offering. If Proposal 1 is approved and the Series 1 and 2 Warrants are exercised, our existing stockholders will incur significant dilution of their interests. If this Proposal is approved and we issue shares pursuant to the Exchange Agreement at a price below $1.25, then the exercise price of the warrants we issued pursuant to our Registered Direct 2009 Offering will be reduced and the number of shares of common stock issuable pursuant thereto will substantially increase. You should, therefore, consider the potential dilution in determining whether to approve this Proposal.
Potential Negative Effect on our Stock Price
If Proposal 1 receives the necessary approval and we are authorized to issue up to an aggregate of 18,497,613 additional shares of our common stock issuable upon conversion of the outstanding principal of the Series 1 and Series 2 Notes, up to eight months of interest at the contractual default rate of 18% and including the 3,531,200 shares issuable upon the exercise of the Series 1 and 2 Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. All of the shares of common stock underlying the Series 1 and 2 Warrants, the shares of common stock underlying the outstanding principal of the Series 1 and Series 2 Notes, and the shares issuable underlying up to 12 months of interest thereon at the initial interest rate of 12% were registered between two of our Registration Statements on Form S-3, one of which was declared effective on June 22, 2009 and one of which was declared effective on January 7, 2010. Accordingly, since those shares are included in an effective registration statement, those shares – and only those shares — are now eligible for resale in the public markets. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock. None of the shares underlying the Exchange Agreement have been registered and therefore cannot be sold pursuant to a registration statement.
Vote Required; Board of Directors’ Recommendation
          The approval of our Proposal 1 to issue up to 18,497,613 shares of common stock, including the 3,531,200 shares underlying warrants, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the Exchange Agreement and the related issuance of 18,497,613 shares of our common stock below the greater of a share of our common stock’s book value or market value at the time of issuance pursuant to the Exchange Agreement and a reduction in the exercise price of warrants issued in connection with the issuance of the original securities subject to the Exchange Agreement.

PROPOSAL 2
APPROVE AND RATIFY THE ISSUANCE OF UP TO 514,286 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR CASH COMPENSATION DUE UNDER A CONSULTING AGREEMENT AND A REDUCTION IN THE EXERCISE PRICE OF 200,000 WARRANTS ORIGINALLY ISSUED TO SUCH CONSULTANT
Background
          We entered into a Consulting Agreement with Cantone Asset Management, LLC (“Cantone”) on September 10, 2009 (the “Agreement”), pursuant to which we agreed to pay Cantone a cash consulting fee of $144,000 (the “Cash Consulting Fee”) and issue warrants to purchase 200,000 shares of our common stock at $0.60 per share (the “Cantone Warrants”). Due to our current cash situation, Cantone agreed to accept shares of our common stock in lieu of the Cash Consulting Fee and as consideration therefor, we agreed to reduce the warrant exercise price of the Cantone Warrants to $0.28 per share (the “Amendment”). Pursuant to the Amendment, and subject to stockholder approval, we shall issue Cantone an aggregate of 514,286 shares of our common stock (the “Amendment Shares”), which does not include the shares of common stock underlying the Cantone Warrants. Based on our current need for additional financing and the expected costs of another private placement, management believes it was prudent to enter into the Amendment as it is likely to result in early warrant exercises and additional cash proceeds to the Company.
          We may receive proceeds from the issuance of shares of our common stock upon the exercise of the warrants issued to Cantone, if and when they are exercised, of which there can be no guarantee. If all of the Cantone Warrants are exercised at the new price, we would receive aggregate gross proceeds of approximately $56,000. We intend to use any proceeds from the exercise of any of the Cantone Warrants for working capital and other general corporate purposes.

Need for Stockholder Approval
          Although the shares to be issued pursuant to the Amendment and in connection with the Cantone Warrants are themselves below the 19.99% Cap, management believes it is prudent to obtain stockholder approval of such shares in the event that the NYSE Amex integrates all of the issuances contemplated by this Proxy Statement. Stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
          If this proposal is approved at our 2010 Annual Meeting of Stockholders, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.
Increased Dilution
          This proposal is solely related to the Amendment. If Proposal 2 is approved and we issue the 514,286 shares in lieu of the Cash Consulting Fee and the 200,000 shares pursuant to the exercise of all of the Cantone Warrants, our existing stockholders will incur dilution of their interests. We would have approximately 32,094,564 shares of common stock outstanding if all of the shares related to the Amendment are issued and all of the Cantone Warrants are exercised. If this Proposal is approved and we issue shares pursuant to the Amendment at a price below $1.25, then the exercise price of the warrants we issued pursuant to our Registered Direct 2009 Offering will be reduced and the number of shares of common stock issuable pursuant thereto will substantially increase (please see Proposal 4 below). You should, therefore, consider the potential dilution in determining whether to approve this Proposal.
Potential Negative Effect on our Stock Price
          If Proposal 2 receives the necessary approval and we are authorized to issue up to an aggregate of 514,286 additional shares of our common stock in lieu of the Cash Consulting Fee and 200,000 shares pursuant to the exercise of all of the Cantone Warrants at the reduced exercise price of $0.28 per share, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.
Vote Required; Board of Directors’ Recommendation
          The approval of our proposal to issue up to 514,286 shares of common stock and up to 200,000 shares upon exercise of the Cantone Warrants at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the issuance of 514,286 shares of our common stock to our Consultant in exchange for their original cash fee and a reduction in the exercise price of 200,000 warrants originally issued to such Consultant.

PROPOSAL 3
APPROVE AND RATIFY THE ISSUANCE OF UP TO 282,314 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN CONSIDERATION FOR SERVICES RENDERED BY PLACEMENT AGENT AND A REDUCTION IN THE EXERCISE PRICE OF 206,796 WARRANTS ISSUED TO SUCH PLACEMENT AGENT
          Although we believe it is in the Company and stockholders’ best interest to approve the Exchange Agreement and related issuance of shares pursuant thereto as discussed above, we must negotiate with the various note holders to obtain their agreement to exchange their rights to receive cash for shares of our common stock and to sign their respective Exchange Agreement. In connection therewith, Cantone Research, Inc. (the “Negotiator”), who was also the placement agent in the 12% Senior Note Offering, agreed to assist us with those negotiations and obtain the signatures of the holders of the Series 1 and Series 2 Notes on their respective Exchange. For such services, we agreed to pay the Negotiator a fee equal to two percent of the total principal and interest that was due through March 1, 2010 on the Series 1 and 2 Notes (the “Exchange Fee”). The Negotiator further agreed to accept payment of the Exchange Fee in the form of shares of our common stock. The total amount of principal and interest due on the Series 1 and 2 Notes through March 1, 2010 is $3,952,403, and the Exchange Fee is $79,048. The parties agreed to pay the Exchange Fee in that number of shares of the Company’s common stock equal to the quotient of the Exchange Fee divided by $0.28, which totals an aggregate of 282,314 shares for the Negotiator (the “Fee Shares”). The Company also agreed to reduce the exercise price of the Cantone Series 1 and 2 Placement Agent Warrants, issued to the Negotiator at the time of the 12% Senior Note Offering, to $0.28 per share.
          As noted above, our Company has a need for additional financing. Based on those needs, as well as our current cash position, Management believes it is prudent to reserve as much cash as possible for our operations. Management believes that entering into the Exchange Agreement discussed in Proposal 1 is an effective method to achieve those goals, as it will enable the Company to use its cash for current operations rather than the repayment of debt. However, the Company must obtain the consent of the holders of the Series 1 and 2 Notes to the Exchange Agreement, which requires negotiations and discussions with such persons. We had approximately 90 note holders, each of whom had to be contacted and informed of the potential exchange. As this required a great amount of time and effort, all of which would be for the benefit of the long term success of the Company, management believed that the Negotiator deserved to be compensated for its efforts. As the Negotiator is aware of the Company’s current position, it agreed to accept its fee in shares of the Company’s common stock rather than have the Company expend any additional cash.
Need for Stockholder Approval
          Although the Fee Shares are well below the 19.99% Cap, Management believes it is prudent to obtain stockholder approval of such shares in the event that the NYSE Amex integrates all of the issuances contemplated by this Proxy Statement, all of which we must submit to the NYSE Amex for listing approval. Stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
          If this proposal is approved at our 2010 Annual Meeting of Stockholders, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.
Vote Required; Board of Directors’ Recommendation
          The approval of our Proposal to issue the Fee Shares requires the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the Fee Shares (282,314 shares of our common stock) and a reduction in the exercise price of 206,796 warrants previously issued to the Negotiator.

PROPOSAL 4
APPROVE AND RATIFY THE ISSUANCE OF WARRANTS TO PURCHASE UP TO 5,697,513 SHARES OF COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE AND A REDUCTION IN THE EXERCISE PRICE OF 1,644,643 PREVIOUSLY ISSUED WARRANTS
          On November 30, 2009, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with two institutional investors. Pursuant to the Securities Purchase Agreement, we sold an aggregate of 3,289,285 shares (the “Registered Direct Offering Shares”) of our common stock and warrants (“Registered Direct Offering Warrants”) to purchase up to an additional 1,644,643 shares of our common stock to such investors for gross proceeds of $921,000 (the “Registered Direct Offering”). The Registered Direct Offering Shares and Registered Direct Offering Warrants were sold in units, with each unit consisting of two shares of our common stock and a warrant to purchase one share of common stock. The purchase price was $0.28 per share. Subject to certain ownership limitations, the Registered Direct Offering Warrants have an initial exercise price of $1.25 per share (the “Initial Exercise Price”), are subject to adjustment based on the terms of the Warrants, and may be exercised at any time and from time to time on or after the six-month anniversary of the date of delivery of the Registered Direct Offering Warrants through and including the six and one-half-year anniversary thereof.
          Pursuant to the terms of the Registered Direct Offering Warrants, if the Company issues additional shares of common stock or securities exercisable into shares of common stock at an effective price per share less than the Initial Exercise Price (such lower price, the “Base Share Price”), then the Initial Exercise Price shall be reduced to equal the Base Share Price (“Adjusted Exercise Price”) and the number of Registered Direct Offering Warrant Shares issuable hereunder shall be increased such that the aggregate Adjusted Exercise Price payable upon the exercise of all of the Registered Direct Offering Warrants, shall be equal to the aggregate Initial Exercise Price payable upon the exercise of all of the Registered Direct Offering Warrants (the “Warrant Adjustment”). To date, various outstanding warrants have been exercised by others at a price below the Initial Exercise Price, thus triggering the Warrant Adjustment. However, no Warrant Adjustment can occur until we receive stockholder approval of the issuance of all of the Registered Direct Offering Shares and shares underlying the Registered Direct Offering Warrants.
          As expressed throughout this Proxy Statement, the Company needs additional financing and must reserve its cash for operations. Management believes that the Exchange Agreement discussed elsewhere in this Proxy Statement are the best way to achieve that goal. However, the Exchange Agreement calls for a reduction in the exercise price of warrants described therein and will trigger a Warrant Adjustment pursuant to the Securities Purchase Agreement. If all of the Registered Direct Offering Warrants are exercised at the Adjusted Exercise Price of $0.28, we will have to issue an aggregate of 5,697,513 shares of our common stock.

          We may receive proceeds from the exercise of the Registered Direct Offering Warrants, if and when they are exercised, of which there can be no assurances. If all of the Registered Direct Offering Warrants are issued and exercised for cash at the Adjusted Exercise Price of $0.28 per share, the gross proceeds will be approximately $460,500. We intend to use any proceeds from the exercise of the Registered Direct Offering Warrants for working capital and other general corporate purposes.
Need for Stockholder Approval
          We currently have 31,380,278 shares outstanding. With the Warrant Adjustment, we must issue additional warrants that could be exercised for an aggregate of 5,697,513 additional shares. Although this number is below the 19.99% Cap, management believes it is prudent to obtain stockholder approval of such shares in the event that the NYSE Amex integrates all of the issuances contemplated by this Proxy Statement, all of which we must submit to the NYSE Amex for listing approval. Stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
          If this proposal is approved at our 2010 Annual Meeting of Stockholders, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.
Increased Dilution
          This proposal is solely related to the issuance of 5,697,513 additional shares in connection with additional warrants issued as a result of a Warrant Adjustment pursuant to the Securities Purchase Agreement. If Proposal 4 is approved and we issue shares upon the exercise of these additional warrants, our existing stockholders will incur significant dilution of their interests. We would have approximately 37,077,791 shares of common stock outstanding if all the warrants pursuant to the Warrant Adjustment are exercised, which number does not include the issuance of all of the other shares of common stock that would have been issued to have triggered the Warrant Adjustment. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
          If Proposal 4 receives the necessary approval and we are authorized to issue 5,697,513 additional shares of our common stock upon the exercise of the warrants at the Adjusted Exercise Price, all of those shares will become eligible for sale in the public markets, after expiration of the respective six-month holding periods required under Rule 144 of the Securities Act. These shares could become eligible for resale in the public markets earlier upon the effectiveness of one or more resale registration statements. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.
Vote Required; Board of Directors’ Recommendation
          The approval of our proposal to issue of up to 5,697,513 shares of common stock at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the issuance of 5,697,513 shares of our common stock below the greater of a share of common stock’s book value or market value at the time of issuance and a reduction in the exercise price of
1,644,643 Registered Direct Offering Warrants.

INTRODUCTION TO PROPOSALS 5, 6, 7 AND 8
          As part of our Plan, on each of March 22, 2010, April 8, 2010, April 13, 2010 and April 26, 2010, we held a closing (hereinafter referred to as the “First Closing,” the “Second Closing,” the “Third Closing” and the “Fourth Closing,” respectively, and, collectively, the “2010 Financing Closings”), pursuant to which we issued an aggregate of approximately $11,057,000 (the “2010 Debt Financing”) worth of convertible notes (the “2010 Financing Convertible Notes”) and warrants (“2010 Financing Warrants”) to purchase up to an aggregate of approximately 13,149,000 shares of our common stock. Two of the investors in the Fourth Closing participated via the “Participation Rights” that they have from their investments in the Registered Direct 2009 Offering. Since the registration statement, registering all of the securities issuable in the 2010 Debt Financing, was not declared effective by June 1, 2010, a trigger event under the terms of the notes issued in the First Closing, Second Closing and Third Closing occurred (the “June 1 Trigger Event”). Upon the occurrence of a trigger event, the outstanding balance of the 2010 Financing Convertible Notes immediately increased to 125% of the then-owing principal balance and interest commenced to accrue at the rate of 18% per annum. The total amount of 2010 Financing Convertible Notes issued in the first three closings was originally $10,372,195; as a result of the Trigger Event, the principal amount of such notes is now $12,322,869. Assuming all of the outstanding 2010 Financing Convertible

Notes issued in the first three closes are converted at the “Floor Price” of $0.28, the total number of conversion shares which would be issued upon conversion of the principal amount of such notes would be 44,010,241, which is a 25% increase in the number of shares to be issued had no Trigger Event occurred. The number of shares potentially issuable in lieu of interest from these three closings has also increased to 7,389,206 due to the increase in interest rate from 12% per annum to 18% per annum. The occurrence of the Trigger Event had no effect on the 2010 Financing Warrants or the number of shares issuable on exercise of the 2010 Financing Warrants in the first three closings. Due to the Trigger Event, the total amount of principal on all of the 2010 Financing Convertible Notes is now $13,008,000 and, if all of the 2010 Financing Convertible Notes are converted at the “floor price” of $.28, the total number of shares which would be issued on conversion of the principal amount of the Notes would be 48,210,006. Additionally, the number of shares potentially issuable in lieu of the increased interest increased to approximately 7,682,851. We also paid aggregate fees and original issue discounts to the investors in the 2010 Debt Financing (collectively, the “Lenders”) in the aggregate amount of approximately $4,904,903. The 2010 Financing Convertible Notes and 2010 Financing Warrants issued pursuant to the 2010 Financing Closings are virtually the same, but for an addendum that we entered into at the Second Closing regarding the number of shares we can issue to the Lenders in the Second Closing, which number shall be such that when added to the number of shares issuable pursuant to the First Closing, the 19.99% Cap shall not be exceeded; a description of the addendum is set forth below. Below is a brief summary of the material terms of the transaction, as well as a description of the terms of the 2010 Financing Convertible Notes and 2010 Financing Warrants.
          A copy of the Form of Note and Warrant Purchase Agreement, Form of Note, Form of Warrant, and Form of Registration Rights Agreement for the 2010 Debt Financing are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to the Current Reports on Form 8-K that we filed on March 26, 2010 and April 13, 2010, respectively. The following describes the material terms of these agreements; however, we urge you to read the entire agreements.
          Each of the 2010 Financing Convertible Notes matures one year from the date of issuance and carries an original issue discount. All Lenders have the right, at their sole option, to convert the 2010 Financing Convertible Notes, in whole or in part, into shares of our common stock. The number of shares of common stock to be issued upon such conversions shall be determined by dividing (a) the amount sought to be converted by (b) the greater of (i) the Conversion Price (as defined below) at that time or (ii) the Floor Price (as defined below). The “Conversion Price” is equal to 80% of the five-day VWAP of our common stock for the five trading days ending on the business day immediately preceding the applicable date the conversion is sought, as reported by Bloomberg, LP, or if such information is not then being reported by Bloomberg, then as reported by such other data information source as may be selected by the Lenders. The “Floor Price” is initially equal to $0.28 per share, subject to adjustment upon the occurrence of certain events, including recapitalization, stock splits, and similar corporate actions. Additionally, if we issue any additional shares of common stock or securities convertible or exercisable into shares of common stock at a price lower than $0.28 per share, then the Floor Price shall adjust to such lower price.
          If, during the term of the 2010 Financing Convertible Notes, the average closing bid price for the common stock for at least 20 of the immediately preceding 30 trading days equals or exceeds $1.25, then, on 20 days’ irrevocable notice, and subject to certain conditions set forth in the 2010 Financing Convertible Notes, we can cause the Lenders to convert the outstanding balance of the 2010 Financing Convertible Notes into shares of our common stock. The number of shares of common stock to be so delivered shall not exceed an amount equal to the product of the average daily volume of common stock traded on the primary exchange for our common stock during the 20 prior trading days as of the mandatory conversion determination date multiplied by 20.
          Interest on the unpaid principal balance of the 2010 Financing Convertible Notes shall accrue at the rate of 12% per annum, which shall increase to 18% upon the occurrence of an event of default or trigger event, as those terms are defined in the 2010 Financing Convertible Notes. As previously stated, the June 1 Trigger Event caused the interest on the 2010 Financing Convertible Notes to increase to 18% per annum as of June 1, 2010. Commencing on the six-month anniversary of the 2010 Financing Convertible Notes and each 90 days thereafter on which a payment of interest is due and continuing on the first day of every third month thereafter until the one-year anniversary of the 2010 Financing Convertible Notes, we shall pay the Lenders all interest, fees and penalties accrued but unpaid under the 2010 Financing Convertible Notes as of such date. Pursuant to the terms of the 2010 Financing Convertible Notes, we shall also pay Lenders six equal payments representing one-twelfth of the principal amount of the 2010 Financing Convertible Notes, commencing on the six-month anniversary of the 2010 Financing Convertible Notes and continuing thereafter until the maturity dates, when we shall pay all remaining principal and interest, in cash. We maintain the right to make any and all of the six payments, at our option, in cash or shares of common stock at the greater of the Floor Price or 80% of the volume-weighted average price for the five trading days ending on the business day immediately preceding the applicable payment date.
          Notwithstanding any other terms to the contrary, pursuant to the terms of the 2010 Financing Convertible Notes, we must pay all amounts due under the 2010 Financing Convertible Notes in cash unless all of the following conditions are met: (i) a payment in common stock would not cause the Lenders’ beneficial ownership of common stock to exceed 9.99% of our then outstanding shares of common stock; (ii) we received NYSE Amex listing approval for the common stock issuable under the Notes; (iii) not less than seven calendar days prior to the applicable payment date, we shall have notified the relevant Lenders that we intend to make such payment in common stock; (iv) (a) the common stock to be issued have been registered under the Securities Act or (b) (A) Rule 144 (as promulgated thereunder) is available for their sale, (B) we provided to the relevant Lenders (prior to the delivery of the common stock on the applicable payment date) an attorney’s opinion, in a form acceptable to the relevant Lenders, which provides that Rule 144 is available for the sale of the common stock, (C) we are current on all of our SEC reporting obligations, and (D) we are not subject to an extension for reporting our quarterly or annual results; (v) the closing bid price for the common stock on the business day on which notice is given is greater than the Floor Price divided by 80%; and (vi) neither an event of default nor a trigger event shall have occurred.
          Upon a Triggering Event, as defined in the 2010 Financing Convertible Notes, the outstanding balance of the 2010 Financing Convertible Notes immediately increases to 125% of the then-owing principal balance and interest accrues at the rate of 18% per annum. As previously stated, the June 1 Trigger Event caused the principal balance of the 2010 Convertible Notes to increase to 125% on June 1, 2010. Upon an Event of Default, as defined in the 2010 Financing Convertible Notes, the Lenders may declare the unpaid principal balance together with all accrued and unpaid interest thereon immediately due and payable. However, all outstanding obligations payable by us automatically becomes immediately due and payable if we become the subject of a bankruptcy or related proceeding.
          The 2010 Financing Warrants have a term of five years and are initially exercisable at the higher of: (i) 105% of the average VWAP of our common stock for the five trading days immediately preceding the date we issued the 2010 Financing Warrant and (ii) the Floor Price in effect on the date the 2010 Financing Warrants are exercised. The initial exercise prices of the 2010 Financing Warrants issued in the Third Closing and Fourth Closing are $0.69 per share and $0.89 per share, respectively. The warrant exercise price for the investors exercising their Participation Rights in the Fourth Closing is $0.28 per share. The exercise price is subject to the occurrence of certain events, including capital adjustments and reorganizations. The Lenders may exercise the 2010 Financing Warrants via a cashless exercise if a registration statement for the shares underlying the 2010 Financing Warrant is not then in effect. Pursuant to the terms of the 2010 Financing Warrants, we will not effect the exercise of any warrants, and no person who is a holder of any warrant has the right to exercise his or her 2010 Financing Warrant, if after giving effect to such exercise, such person would beneficially own in excess of 9.99% of the then outstanding shares of our common stock.
          Because our common stock is listed on the NYSE Amex, we are required to obtain stockholder approval if we exceed the 19.99% Cap, which, as of the date of the First Closing, equals 5,085,308 shares; as of the Second and Third Closing, equals 5,367,529 shares; and as of the Fourth Closing, equals 5,988,961 shares of our common stock. If the 2010 Financing Convertible Notes and 2010 Financing Warrant issued pursuant to the First Closing are fully converted and exercised, respectively, accounting for the June 1 Trigger Event, then we will issue 5,906,243 shares of our common stock, which represents 16% of our issued and outstanding common stock. If the 2010 Financing Convertible Notes and 2010 Financing Warrant issued in the Second Closing are fully converted and exercised, respectively, accounting for the June 1 Trigger Event, then we will issue a total of 34,224,849 shares of our common stock, which alone exceeds 19.99% of our issued and outstanding common stock. If the 2010 Financing Convertible Notes and 2010 Financing Warrant issued in the Third Closing are fully converted and exercised, respectively, accounting for the June 1 Trigger Event, then we will issue a total of 25,355,582 shares of our common stock, which alone exceeds 19.99% of our issued and outstanding common stock. If the 2010 Financing Convertible Notes and 2010 Financing Warrant issued in the Fourth Closing are fully converted at the floor price and exercised, respectively, accounting for the June 1 Trigger Event, then we will issue a total of 3,261,834 shares of our common stock, which, when combined with the shares issued in the other 2010 Financings Closings, exceeds 19.99% of our issued and outstanding common stock. We are required under the terms of the 2010 Financing Convertible Notes to obtain stockholder approval, on or before July 15, 2010 for the First Closing and on or before August 31, 2010, for the Second Closing, Third Closing and Fourth Closing. We agreed to seek stockholder approval at this meeting of stockholders; however, since the meeting will take place after July 15, 2010, we shall be in default under the terms of the 2010 Financing Convertible Notes issued in the First Closing, unless such requirement is waived. We are not required to issue any shares above the 19.99% Cap, if such 19.99% Cap is applicable, until we receive the stockholder approval for same.
          Pursuant to the addendum we entered into at the Second Closing, in the event (i) any of the Lenders in the Second Closing (a “Second Closing Lender”) or in the Third Closing (a “Third Closing Lender”) attempts to convert the 2010 Financing Convertible Note or exercise the 2010 Financing Warrant prior to our receipt of stockholder approval and NYSE Amex approval and (ii) such conversion or exercise would require us to issue in excess of 19.99% of our outstanding common stock to any such Second Closing Lender or Third Closing Lender (after reserving 5,906,243 shares for issuance to the Lender in the First Closing (the “First Closing Lender”), then we shall not be obligated to issue any shares of our common stock that would be in excess of the 19.99% Cap until required approvals are obtained from the stockholders and NYSE Amex.
          We are also obligated to receive listing approval from NYSE Amex for the shares of common stock issuable upon conversion of all of the 2010 Financing Convertible Notes and exercise of all of the 2010 Financing Warrants as soon as practicable after each of the 2010 Financings Closings, but in no event later than May 1, 2010. NYSE Amex approved the application for listing on April 19,

2010 for the shares issuable on conversion of the 2010 Financing Convertible Notes and 2010 Financing Warrants in the First Closing. An application was filed on April 20, 2010 with the NYSE Amex for listing approval of the shares issuable on conversion of the 2010 Financing Convertible Notes or issuable on exercise of the 2010 Financing Warrants in the Second Closing and in the Third Closing. The Company has not yet applied for listing of the shares issuable on conversion of the 2010 Financing Convertible Notes or issuable on exercise of the 2010 Financing Warrants issued in the Fourth Closing or pursuant to their Participation Rights but intends to do so in the near future. If we do not obtain NYSE Amex listing approval, we will be in breach of our obligations under the relevant agreements.
          We also entered into a Registration Rights Agreement with the Lenders pursuant to which we agreed to file a registration statement by May 3, 2010, registering for resale of all of the shares underlying the 2010 Financing Convertible Notes and the 2010 Financing Warrants, as well as a reasonable number of shares issuable under the 2010 Financing Convertible Notes and 2010 Financing Warrants pursuant to potential adjustments that may occur pursuant thereto and shares of common stock issuable as interest payments. If we fail to file the registration statement or keep it effective as per the terms of the Registration Rights Agreement, $100 per day shall be added to the principal balance of the 2010 Convertible Financing Notes for so long as the Registration Statement remains unfiled or not effective, up to a cap of $10,000 and such event shall be deemed a trigger event under the 2010 Financing Convertible Notes. We timely filed the initial registration statement on May 3, 2010, but it has not yet been declared effective.
          The private financing described herein was made pursuant to the exemption from the registration provisions of the Securities Act provided by Sections 3(a)(9) and 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.
PROPOSAL 5
APPROVE AND RATIFY THE ISSUANCE OF 5,906,243 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO A NOTE AND WARRANT PURCHASE AGREEMENT
Background
          On March 22, 2010, we completed the First Closing, pursuant to which we issued to the First Closing Lender a Convertible Promissory Note in the principal amount of $925,000 (“First Closing Note”) and a warrant to purchase up to 1,100,000 shares of our common stock (“First Closing Warrant”) pursuant to the Note and Warrant Purchase Agreement (the “First Closing Agreement”). The First Closing Note matures on March 22, 2011 and carries a 20% original issue discount. In addition, we agreed to pay $200,000 to the Lender to cover its transaction costs incurred in connection with this transaction; such amount was withheld from the loan at the closing of the transaction. As a result, the total net proceeds we received were $403,000. Due to the Trigger Event described above, the current principal amount of the First Closing Note is $1,156,250.
Need for Additional Financing
          As noted above, our Company has a need for additional financing. Management believed that the funds received from the First Closing helped address this issue and that the potential exercise of the First Closing Warrants issued pursuant thereto is an efficient and less costly way to achieve additional financing.
          If all of the First Closing Warrants are exercised, we may receive aggregate gross proceeds from the exercise of approximately $308,000. However, there is no assurance that any of the First Closing Warrants will ever be exercised. We intend to use any proceeds from the exercise of any of the First Closing Warrants for working capital and other general corporate purposes.
Need for Stockholder Approval
          We currently have 31,380,278 shares outstanding. If the First Closing Note and First Closing Warrant are fully converted and exercised, respectively, then we will issue 5,906,243 shares of our common stock, which represents a dilutive effect on our issued and outstanding common stock of 16%. Pursuant to NYSE Amex Rule 713, we must obtain stockholder approval to issue or sell more than 6,268,360 shares at a sale price (or having a conversion price or exercise price) per share less than the greater of a share of our common stock’s book value or its market value at the time of issuance. Although this number is below the 19.99% Cap, management believes it is prudent to obtain stockholder approval of such shares in the event that the NYSE Amex integrates all of the 2010 Debt Financing issuances or all of the transactions described in this Proxy Statement, all of which we must submit to the NYSE Amex for listing approval. Stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements
          If this proposal is approved at our 2010 Annual Meeting of Stockholders, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution
          Proposal 5 is solely related to the First Closing Agreement with the First Closing Lender and is independent of Proposals 6, 7, and 8, which relate to the Second Closing, Third Closing, and Fourth Closing, respectively. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
          If Proposal 5 receives the necessary approval and we are authorized to issue up to an aggregate of 5,906,243 additional shares of our common stock including shares issuable upon the exercise of the First Closing Warrant, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144 of the Securities Act. Pursuant to the First Closing Agreement, we have filed a registration statement on May 3, 2010, registering for resale all of the shares underlying the First Closing Note and the First Closing Warrant, including a number of shares potentially issuable pursuant to any adjustments that may occur and for shares of common stock issuable as interest payments. Due to Rule 415 under the Securities Act of 1933, as amended, we may be unable to register all of those shares. However, the shares that are ultimately included in registration statement that the SEC declares effective, and only such shares included in the effective registration statement, will be eligible for sale pursuant thereto. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.
Vote Required; Board of Directors’ Recommendation
          The approval of Proposal 5 to issue of up to 5,906,243 shares of common stock, including shares underlying the First Closing Warrant, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the
Notes Purchase Agreement and the related issuance of 5,906,243 shares of our common stock below the greater of a share of our common stock’s book value or market value at the time of issuance.

PROPOSAL 6
APPROVE AND RATIFY THE ISSUANCE OF 34,224,849 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS
Background
          On April 8, 2010, we completed the Second Closing, pursuant to which we issued to the Second Closing Lenders Convertible Promissory Notes in the principal amount of $5,490,165 (“Second Closing Notes”) and warrant to purchase up to 6,528,843 shares of our common stock (“Second Closing Warrants”), pursuant to a series of Note and Warrant Purchase Agreements (the “Second Closing Agreements”). The Second Closing Notes mature on April 12, 2011. The Second Closing Notes contain original issue discounts and fees payable by us aggregating $2,295,165. As a result, the total net proceeds we received were $3,195,000. The Second Closing Agreements, the Second Closing Notes and the Second Closing Warrants, as well as the terms of this transaction, are substantially the same as those we issued to the First Closing Lender and we direct your attention to the Introduction to Proposals 5, 6, 7 and 8 for further information regarding such terms. Due to the Trigger Event described above, the current principal amount of the Second Closing Note is $6,220,331.
Need for Additional Financing
          As noted above, our Company has a need for additional financing. Management believed that the funds received from the Second Closing helped address this issue and that the potential exercise of the Second Closing Warrants issued pursuant thereto, is an efficient and less costly way to achieve additional financing.
          If all of the Second Closing Warrants are exercised, we may receive aggregate gross proceeds of approximately $2,480,960. However, there is no assurance that any of the Second Closing Warrants will ever be exercised. We intend to use any proceeds from the exercise of any of these warrants for working capital and other general corporate purposes.

Need for Stockholder Approval
          We currently have 31,380,278 shares outstanding. If the Second Closing Notes and Second Closing Warrants are fully converted and exercised, respectively, then we will issue up to 34,224,849 shares of our common stock, which represents a dilutive effect on our issued and outstanding common stock of 52%. Pursuant to NYSE Amex Rule 713, we must obtain stockholder approval to issue or sell shares of our common stock in excess of the 19.99% Cap, which, as of the date of the Second Closing, was 5,367,529 shares of common stock. For purposes of the 19.99% Cap, the Second Closing is integrated and combined with the First Closing, where 5,906,243 shares are reserved for issuance to the First Closing Lender. Accordingly, based on the number of our currently outstanding shares, we will not be authorized to issue any shares of the Second Closing Lenders unless stockholder approval is obtained and after receipt of NYSE Amex listing approval. We agreed to seek stockholder approval of same at this 2010 Annual Meeting of Stockholders. We are not required to issue any shares beyond the 19.99% Cap to any Lender until we receive this stockholder approval. Therefore, to be able to issue all of the shares of common stock contemplated by the Second Closing, we must obtain stockholder approval of Proposal 6.
          Notwithstanding stockholder approval of Proposal 6, we must still obtain NYSE Amex Listing Approval for the 34,224,849 shares, including those underlying the Second Closing Warrants. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
          If this proposal is approved at our 2010 Annual Meeting of Stockholders, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.
Increased Dilution
          Proposal 6 is solely related to the Second Closing Agreements with the Second Closing Lenders and is independent of Proposal 5, 7, and 8, which relate to the First Closing, Third Closing, and Fourth Closing, respectively. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
          If Proposal 6 receives the necessary approval and we are authorized to issue up to an aggregate of 34,224,849 additional shares of our common stock, including shares issuable upon the exercise of the Second Closing Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144. Pursuant to the Second Closing Agreements, we have filed a registration statement on May 3, 2010, registering for resale all of the shares underlying the Second Closing Notes and the Second Closing Warrant, including a number of shares potentially issuable pursuant to any adjustments that may occur and for shares of common stock issuable as interest payments. Due to Rule 415 under the Securities Act of 1933, as amended, we may be unable to register all of those shares. However, the shares that are ultimately included in registration statement that the SEC declares effective, and only such shares included in the effective registration statement, such shares will be eligible for sale pursuant thereto. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.
Vote Required; Board of Directors’ Recommendation
          The approval of Proposal 6 to issue up to 34,224,849 shares of common stock, including Second Closing Warrants, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance, will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the
Notes Purchase Agreement and the related issuance of 34,224,849 shares of our common stock below the greater of a share of our common stock’s book value or market value at the time of issuance.

PROPOSAL 7
APPROVE AND RATIFY THE ISSUANCE OF 25,355,582 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS

Background
          On April 13, 2010, we completed the Third Closing, pursuant to which we issued to the Third Closing Lenders Convertible Promissory Notes in the principal amount of $3,957,030 (the “Third Closing Notes”) and warrants to purchase up to 4,705,655 shares of our common stock (the “Third Closing Warrants”), pursuant to a series of Note and Warrant Purchase Agreements (the “Third Closing Agreements”). The Third Closing Notes mature on April 12, 2011. The Third Closing Notes contain original issue discounts and fees payable by us aggregating $1,747,030. As a result, the total net proceeds we received were $2,210,000. The Third Closing Agreements, the Third Closing Notes and the Third Closing Warrants, as well as the terms of this transaction, are substantially the same as those we issued to the First Closing Lender and we direct your attention to the Introduction to Proposals 5, 6, 7 and 8 for further information regarding such terms. Due to the Trigger Event described above, the current principal amount of the Third Closing Note is $4,946,288.
Need for Additional Financing
          As noted above, our Company has a need for additional financing. Management believed that the funds received from the Third Closing helped address this issue and that the potential exercise of the Third Closing Warrants issued pursuant thereto, is an efficient and less costly way to achieve additional financing.
          If all of the Third Closing Warrants are exercised, we may receive aggregate gross proceeds of approximately $1,788,149. However, there is no assurance that any of the Third Closing Warrants will ever be exercised. We intend to use any proceeds from the exercise of any of these warrants for working capital and other general corporate purposes.
Need for Stockholder Approval
          We currently have 31,380,278 shares outstanding. If the Third Closing Notes and Third Closing Warrants are fully converted and exercised, respectively, then we will issue 25,355,582 shares of our common stock, which represents a dilutive effect on our issued and outstanding common stock of 45%. Pursuant to NYSE Amex Rule 713, we must obtain stockholder approval to issue or sell shares of our common stock in excess of the 19.99% Cap, which, as of the date of the Third Closing, was 5,367,529 shares of common stock. For purposes of the 19.99% Cap, the Third Closing is integrated and combined with the First Closing and the Second Closing, where 5,906,243 shares are reserved for issuance to the First Closing Lender. Accordingly, based on the number of our currently outstanding shares, we will not be authorized to issue any shares to the Third Closing Lenders unless stockholder approval is obtained and after receipt of NYSE Amex listing approval. We agreed to seek stockholder approval of same at this 2010 Annual Meeting of Stockholders. We are not required to issue any shares beyond the 19.99% Cap to any Lender until we receive this stockholder approval. Therefore, to be able to issue all of the shares of common stock contemplated by the Third Closing, we must obtain stockholder approval of Proposal 7.
          Notwithstanding stockholder approval of Proposal 7, we must still obtain NYSE Amex Listing Approval for the 25,355,582 shares, including those underlying the Third Closing Warrants. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
          If this proposal is approved at our 2010 Annual Meeting of Stockholders, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.
Increased Dilution
          Proposal 7 is solely related to the Third Closing Agreements with the Third Closing Lenders and is independent of Proposals 5, 6, and 8, which relate to the First Closing, Second Closing, and Fourth Closing. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
          If Proposal 7 receives the necessary approval and we are authorized to issue up to an aggregate of 25,355,582 additional shares of our common stock, including shares issuable upon the exercise of the Third Closing Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144. Pursuant to the Third Closing Agreements, we have filed a registration statement on May 3, 2010, registering for resale all of the shares underlying the Third Closing Notes and the Third Closing Warrants, including a number of shares potentially issuable pursuant to any adjustments that may occur and for shares of common stock issuable as interest payments. Due to Rule 415 under the Securities Act of 1933, as amended, we may be unable to register all of those shares. However, the shares that are ultimately included in registration statement that the SEC declares effective, and only such shares included in the effective registration statement, such shares will be eligible for sale pursuant thereto. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.

Vote Required; Board of Directors’ Recommendation
          The approval of Proposal 7 to issue up to 25,355,582 shares of common stock, including Third Closing Warrants, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the
Notes Purchase Agreement and the related issuance of 25,355,582 shares of our common stock below the greater of a share of our common stock’s book value or market value at the time of issuance.

PROPOSAL 8
APPROVE AND RATIFY THE ISSUANCE OF 3,261,834 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS
Background
          On April 26, 2010, we completed the Fourth Closing, pursuant to which we issued to the Fourth Closing Lenders Convertible Promissory Notes in the principal amount of $685,170 (the “Fourth Closing Notes”) and warrants to purchase up to 814,798 shares of our common stock (the “Fourth Closing Warrants”), pursuant to a series of Note and Warrant Purchase Agreements (the “Fourth Closing Agreements”). The Fourth Closing Notes mature on April 26, 2011. The Fourth Closing Notes contain original issue discounts and fees payable by us aggregating $340,708. As a result, the total net proceeds we received were $344,462. The Fourth Closing Agreements, the Fourth Closing Notes, and the Fourth Closing Warrants, as well as the terms of this transaction, are substantially the same as those we issued to the First Closing Lender and we direct your attention to the Introduction to Proposals 5, 6, 7 and 8 for further information regarding such terms.
Need for Additional Financing
          As noted above, our Company has a need for additional financing. Management believed that the funds received from the Fourth Closing helped address this issue and that the potential exercise of the Fourth Closing Warrants issued pursuant thereto, is an efficient and less costly way to achieve additional financing.
          If all of the Fourth Closing Warrants are exercised, we may receive aggregate gross proceeds of approximately $290,271. However, there is no assurance that any of the Fourth Closing Warrants will ever be exercised. We intend to use any proceeds from the exercise of any of these warrants for working capital and other general corporate purposes.
Need for Stockholder Approval
          We currently have 31,380,278 shares outstanding. If the Fourth Closing Notes and Fourth Closing Warrants are fully converted and exercised, respectively, then we will issue approximately 3,261,834 shares of our common stock, which represents a dilutive effect on our issued and outstanding common stock of 9%. Pursuant to NYSE Amex Rule 713, we must obtain stockholder approval to issue or sell shares of our common stock in excess of the 19.99% Cap, which, as of the date of the Fourth Closing, was 5,988,961 shares of common stock. For purposes of the 19.99% Cap, the Fourth Closing is integrated and combined with the First Closing, the Second Closing, and the Third Closing, where 5,906,243 shares are reserved for issuance to the First Closing Lender. Accordingly, based on the number of our currently outstanding shares, we will not be authorized to issue any shares to the Fourth Closing Lenders unless stockholder approval is obtained and after receipt of NYSE Amex listing approval. We agreed to seek stockholder approval of same at this 2010 Annual Meeting of Stockholders. We are not required to issue any shares beyond the 19.99% Cap to any Lender until we receive this stockholder approval. Therefore, to be able to issue all of the shares of common stock contemplated by the Fourth Closing, we must obtain stockholder approval of Proposal 8.
          Notwithstanding stockholder approval of Proposal 8, we must still obtain NYSE Amex Listing Approval for the 3,261,834 shares, including those underlying the Fourth Closing Warrants. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other NYSE Amex requirements.
          If this proposal is approved at our 2010 Annual Meeting of Stockholders, we will not solicit further authorization for the issuance of these shares by a vote of our stockholders prior to such issuance.

Increased Dilution
          Proposal 8 is solely related to the Fourth Closing Agreements with the Fourth Closing Lenders and is independent of Proposals 5, 6, and 7, which relate to the First Closing, Second Closing, and Third Closing. You should, therefore, consider the potential dilution in determining whether to approve this proposal.
Potential Negative Effect on our Stock Price
          If Proposal 8 receives the necessary approval and we are authorized to issue up to an aggregate of 3,261,834 additional shares of our common stock including shares issuable upon the exercise of the Fourth Closing Warrants, all of those shares will become eligible for sale in the public markets, after expiration of the applicable six-month holding period required under Rule 144. Pursuant to the Fourth Closing Agreements, we have filed a registration statement on May 3, 2010, registering for resale all of the shares underlying the Fourth Closing Notes and the Fourth Closing Warrants, including a number of shares potentially issuable pursuant to any adjustments that may occur and for shares of common stock issuable as interest payments. Due to Rule 415 under the Securities Act of 1933, as amended, we may be unable to register all of those shares. However, the shares that are ultimately included in registration statement that the SEC declares effective, and only such shares included in the effective registration statement, such shares will be eligible for sale pursuant thereto. Any such sales, or the anticipation of the possibility of such sales, would represent an overhang on the market and could depress the market price of our common stock.
Vote Required; Board of Directors’ Recommendation
          The approval of Proposal 8 to issue up to 3,261,834 shares of common stock, including Fourth Closing Warrants, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at the time of issuance will require the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the approval and ratification of the
Notes Purchase Agreement and the related issuance of 3,261,834 shares of our common stock below the greater of a share of our common stock’s book value or market value at the time of issuance.

PROPOSAL 9
AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF CAPITAL STOCK
          If our stockholders approve Proposals 1 through 8 and Proposal 10, we may issue up to 96,209,034 shares of our common stock. Since our current Certificate of Incorporation authorizes us to issue up to a total of 100,000,000 shares of common stock, we must increase our authorized capital to have sufficient shares to issue pursuant to the various agreements disclosed in Proposals 1 through 8 and Proposal 10. Additionally, in our efforts to further our success and the value of our stockholders’ investment in our Company, our Board of Directors may seek to complete additional financings at some point in the future, although at this time we do not have any plans to issue any shares other than as proposed in this Proxy Statement. However, if and when we do determine to pursue an additional financing or business transaction, having additional authorized capital available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a stockholders’ meeting. Accordingly, we seek your approval to amend our Certificate of Incorporation so that we shall have 200,000,000 authorized shares of common stock.
          As recognized above, although the issuance of additional shares will dilute existing stockholders, management believes that the Exchange Agreement and other transactions that would result in such issuances will ultimately increase our overall value, as will potential financings. We will most likely attempt to raise cash from a private placement of our common stock or a registered offering of our common stock and may use our common stock for additional acquisitions; therefore, we need to increase our authorized capital.
          Other than meeting our contractual obligations to maintain and be able to issue all of the shares under the various agreements discussed in Proposals 1 through 8, there are certain advantages and disadvantages of an increase in our authorized stock. The advantages include:
•	The ability to raise capital by issuing capital stock under the transactions described above, or other financing transactions.

•	To have shares of our capital stock available to pursue business expansion opportunities, if any.

The disadvantages include:
•	The issuance of additional shares of our capital stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our Board of Directors’ desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

•	Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future and, therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.
          If the stockholders approve Proposal 9, the Board of Directors shall file an Amendment to our Certificate of Incorporation with the Secretary of State of Delaware. The increase in our authorized capital will become effective on the date of filing. The text of the Articles of Amendment is set forth in Exhibit A hereto.
          The approval of our proposal to amend our Certificate of Incorporation and increase our authorized capital requires the affirmative vote of at least a majority of the votes cast by the holders of shares of common stock present or represented at the meeting and entitled to vote.

Our Board of Directors recommends that stockholders vote “FOR” the amendment to our Certificate of
Incorporation to increase our authorized capital.

PROPOSAL 10
APPROVE AND RATIFY THE 2010 PERFORMANCE AND EQUITY PLAN.
The Plan
          Our Board of Directors unanimously approved the 2010 Performance and Equity Incentive Plan (the “2010 Plan”) via unanimous written consent on January 26, 2010, subject to stockholder approval at the 2010 Annual Meeting of Stockholders. Our Board of Directors is requesting that our stockholders approve the 2010 Plan because of its belief that the 2010 Plan is in the best interest of the Company and our stockholders. The following summary of certain features of the 2010 Plan is qualified in its entirety by reference to the actual text of the 2010 Plan, which is attached as Exhibit B to this Proxy Statement. If approved by the stockholders, the Compensation Committee or our Board of Directors may suspend or terminate the 2010 Plan at any time.
          The 2010 Plan provides for the grant to employees, including executive officers, of restricted common stock, as well as cash or other stock-based awards and other benefits. The purpose of the 2010 Plan is to enable us to attract and retain qualified persons as employees, officers and directors and others, whose services are required by us, and to motivate such persons by providing them with equity participation in us.
          A maximum of 6,000,000 shares of common stock may be issued and awarded under the 2010 Plan; however, as of January 1 of each year, commencing with the year 2011 and ending with the year 2013, the aggregate number of shares available for granting awards under the 2010 Plan shall automatically increase by a number of shares equal to the lesser of (x) 5% of the total number of shares of our common then outstanding or (y) 1,000,000. The maximum number of shares of common stock that may be subject to stock awards granted to any one participant during any single year period is 3,000,000.
          The 2010 Plan is administered by the Compensation Committee, which has, subject to specified limitations, the full authority to grant equity awards and establish the terms and conditions for vesting and exercise thereof. Awards of restricted stock under the 2010 Plan may qualify for the “performance-based compensation” exception under the Internal Revenue Code of 1986 (the “IRC”) Section 162(m) pursuant to their expected terms. Cash-based awards and awards of restricted stock, performance units and stock may qualify under Section 162(m) of the IRC if the terms of the award state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.
Amending the 2010 Plan
          The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2010 Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any participant, or any other holder or beneficiary of any award theretofore granted, without the consent of any share owner, participant, other holder or beneficiary of an award, or other person. The Board of Directors may also waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any awards theretofore granted, prospectively or retroactively, without the consent of any participant, other holder or beneficiary of an award. Except as provided in the following sentence, the Board of Directors is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company, any affiliate, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board of Directors determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the 2010 Plan. In the case of any award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the IRC, the Board of Directors will not have authority to adjust the award in any manner that would cause the award to fail to meet the requirements of Section 162(m).
Options and Rights
          Options (the “Incentive Stock Option”) and stock appreciation rights (the “Stock Appreciation Rights”) may be granted under the 2010 Plan. The exercise price of options granted shall be determined by the Board of Directors or the Compensation Committee; provided, however, that such exercise price per share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “ten-percent stockholder” as such term is used in Section 422(c)(5) of the IRC) of the fair market value of a aware on the date of grant of such Incentive Stock Option. The Board or Committee shall fix the term of each Option, provided that no Incentive Stock Option shall have a term greater than ten years (five years in the case of a ten-percent stockholder).
          A Stock Appreciation Right granted under the 2010 Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the fair market value of one share on the date of exercise or, if the Board of Directors or Compensation Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board of Directors or Compensation Committee. Subject to the terms of the 2010 Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board of Directors or the Compensation Committee. The Board of Directors and the Compensation Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
Federal Income Tax Consequences
          The current federal income tax consequences of grants under the 2010 Plan are generally described below. This description of tax consequences is not a complete description, and is based on the IRC as presently in effect, which is subject to change, and is not intended to be a complete description of the federal income tax aspects of options and stock awards under the 2010 Plan. Accordingly, the discussion does not deal with all federal income tax consequences that may be relevant to a particular recipient, or any foreign, state or local tax considerations. Accordingly, potential recipients are urged to consult their own tax advisors as to the specific federal, foreign, state and local tax consequences to them as a result of receiving an Award under the 2010 Plan.
Nonqualified Stock Options
          A recipient will not be subject to federal income tax upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient will recognize ordinary compensation income in an amount equal to the excess, if any, of the then fair market value of the shares acquired over the exercise price. We will generally be able to take a deduction with respect to this compensation income for federal income tax purposes. The recipient’s tax basis in the shares acquired will equal the exercise price plus the amount taxable as compensation to the recipient. Upon a sale of the shares acquired upon exercise, any gain or loss is generally long-term or short-term capital gain or loss, depending on how long the shares are held. The required holding period for long-term capital gain is presently more than one year. The recipient’s holding period for shares acquired upon exercise will begin on the date of exercise.
Incentive Stock Options
          A recipient who receives Incentive Stock Options generally incurs no federal income tax liability at the time of grant or upon exercise of the options. However, the difference between the exercise price and the fair market value at time of exercise will be an item of tax preference, which may give rise to alternative minimum tax liability at the time of exercise. If the recipient/optionee does not dispose of the shares before the date that is two years from the date of grant and one year from the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowable to us for federal income tax purposes in connection with the option. If, within two years of the date of grant or within one year from the date of exercise, the holder of shares acquired upon exercise of an Incentive Stock Option disposes of the shares, the recipient/optionee will generally realize ordinary compensation income at the time of the disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of exercise or the amount realized on the disposition. The amount realized upon such a disposition will generally be deductible by us for federal income tax purposes.
Stock Awards
          If a recipient receives an unrestricted stock award, he or she will recognize compensation income upon the grant of the stock award. If a recipient receives a restricted stock award, he or she normally will not recognize taxable income upon receipt of the stock award until the stock is transferable by the recipient or no longer subject to a substantial risk of forfeiture, whichever occurs earlier. When the stock is either transferable or no longer subject to a substantial risk of forfeiture, the recipient will recognize compensation income in an amount equal to the fair market value of the shares (less any amount paid for such shares) at that time. A recipient may, however, elect to recognize ordinary compensation income in the year the stock award is granted in an amount equal to the fair market value of the shares (less any amount paid for the shares) at that time, determined without regard to the restrictions. We will generally be entitled to a corresponding deduction at the same time, and in the same amount, as the recipient recognizes compensation income with respect to a stock award. Any gain or loss recognized by the recipient upon subsequent disposition of the shares will be capital gain or loss.
Performance Awards
          Subject to the terms of the 2010 Plan, a performance award granted under the 2010 Plan (i) may be denominated or payable in cash, shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board of Directors or the Compensation Committee and payable to, or exercisable by, the holder of the performance award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board of Directors or the Compensation Committee shall establish. Subject to the terms of the 2010 Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made pursuant to any performance award shall be determined by the Board of Directors or the Compensation Committee. The goals established by the Board of Directors or the Compensation Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in share price or cash flow return on investment, or any other measure the Board of Directors or the Compensation Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.
Tax Deductibility under Section 162(m) of the IRC
          Section 162(m) of the IRC disallows a public company’s deductions for employee compensation exceeding $1,000,000 per year for the chief executive officer and the four other most highly compensated executive officers. Section 162(m) contains an exception for performance-based compensation that meets specific requirements. The 2010 Plan is intended to permit all options to qualify as performance-based compensation at the Board of Directors’ or the Compensation Committee’s discretion. If an award is to qualify as such, it shall clearly state so in the award agreement.
Withholding
          We have the right to deduct any taxes required to be withheld with respect to grants under the 2010 Plan. We may require that the participant pay to us the amount of any required withholding. The Compensation Committee may permit the participant to elect to have withheld from the shares issuable to him or her with respect to an option or restricted stock the number of shares with a value equal to the required tax withholding amount.
          No award may be granted during any suspension or after termination of the 2010 Plan.
Vote Required; Board of Directors’ Recommendation
          The approval of the 2010 Plan will require the affirmative vote of a majority of the outstanding shares of our common stock.

Our Board of Directors recommends that stockholders vote “FOR” approval and adoption of the
2010 Performance and Equity Incentive Plan.

Communications with Directors
          Stockholders may communicate with the Chairman of the Board, the directors as a group, the non-employee directors, or an individual director directly by submitting a letter in a sealed envelope labeled accordingly and with instruction to forward the communication to the appropriate party. Such letter should be placed in a larger envelope and mailed to the attention of our Secretary at Radient Pharmaceuticals Corporation, 2492 Walnut Avenue, Suite 100, Tustin, California 92780. Stockholders and other persons may also send communications to members of our Board of Directors, who serve on the Audit Committee by utilizing the webpage on our website, www.radient-pharma.com, designated for that purpose. Communications received through the webpage are reviewed by a member of our internal audit staff and the chairperson of the Audit Committee. Communications that relate to functions of our Board or its committees, or that either of them believes requires the attention of members of our Board, are provided to the entire Audit Committee and reported to our Board by a member of the Audit Committee. Directors may review a log of these communications, and request copies of any of the communications.
Equity Compensation Plan Information
     The following provides information concerning compensation plans under which equity securities of the Company were authorized for issuance as of December 31, 2009:

Number of Securities
Remaining Available
for Future Issuance
	Number of		Under Equity
	Securities to be		Compensation
	Issued Upon	Weighted-Average	Plans (Excluding
	Exercise of	Exercise Price of	Securities
	Outstanding Options,	Outstanding Options,	Reflected in Column
Plan Category	Warrants and Rights	Warrants and Rights	(a))
	(a)	(b)	(c)
Equity Compensation plans approved by security holders	1,858,001	1.92	1,206,237
Equity compensations plans not approved by security holders	—	—	—

Total	1,858,001	1.92	1,206,237

EXECUTIVE COMPENSATION AND OTHER INFORMATION
     The following table sets forth all compensation received during the two years ended December 31, 2009 by our Chief Executive Officer, Chief Financial Officer, and each of the other two most highly compensated individuals, whose total compensation exceeded $100,000 in such fiscal year. These officers and individuals are referred to as the Named Executive Officers in this Proxy Statement. As of October 31, 2008, Mr. Dreher resigned as our President and CEO and Douglas MacLellan was appointed to fill those positions; however, we are required to provide executive compensation information for the last two completed fiscal years. Upon Mr. MacLellan’s appointment, we agreed to pay him an annual base salary of $360,000, to be paid in equal monthly installments, and he is also entitled to certain bonuses, the latter of which he has deferred until the Company’s cash position improves.

SUMMARY COMPENSATION TABLE

								Non-Equity	Non-qualified
								Incentive Plan	Deferred
Name and Principal					Stock	Option		Compen-sation	Compen-sation	All Other
Position	Year	Salary ($)	Bonus ($)		Awards ($)	Awards ($) (8)		Earnings ($)	Earnings ($)	Compen-sation ($)		Total ($)
Gary L. Dreher(1)	2009	$—	$—		$—	$—		$—	$—	$—		$—
Gary L. Dreher President & CEO	2008	$541,667	$100,000		$—	$500,420	(2)	$—	$—	$164,815	(3)(4)	$1,306,902
Douglas MacLellan, President, CEO & Chairman	2009	$360,000	$30,000		$—	$127,940		$—	$—	$—		$517,940
Douglas MacLellan, President, CEO & Chairman (1)	2008	$—	$60,000	(6)	$—	$—		$—	$—	$180,000	(5)	$240,000
Akio Ariura, CFO, COO	2009	$300,000	$20,000		$—	$40,900		$—	$—	$—		$360,900
Akio Ariura, CFO, COO	2008	$218,749	$20,000		$—	$—		$—	$—	$—		$238,749
Frank Zheng(7)	2009	$186,667	$—		$—	$20,000		$—	$—	$—		$206,667
Frank Zheng	2008	$360,000	$85,000		$—	$48,958		$—	$—	$—		$493,958
Minghui Jia(7)	2009	$186,667	$—		$—	$20,000		$—	$—	$—		$206,667
Minghui Jia	2008	$240,000	$85,000		$—	$48,958		$—	$—	$—		$373,958

(1)	Effective as of October 31, 2008, Mr. Dreher resigned from all of his positions; Mr. MacLellan replaced Mr. Dreher as our President, Chief Executive Officer and Chairman in November 2008.

(2)	The value of option awards included in this column represents the compensation costs recognized by the Company in fiscal year 2008 for option awards made or modified in 2008 calculated pursuant to ASC 718. The values included within this column have not been, and may never be realized. The options might never be exercised and the value received by Mr. Dreher, if any, will depend on the share price on the exercise date. The assumptions we used with respect to the valuation of the option awards are set forth in the Notes to our Consolidated Financial Statements, which are included in our Form 10-K for the year ending December 31, 2009. There were no forfeitures during the year.

(3)	Mr. Dreher’s perquisites and other personal benefits include certain amounts for life insurance, car allowance and membership dues aggregate $14,815.

(4)	Effective as of October 31, 2008, Mr. Dreher resigned and his compensation as an executive officer ceased as of such date. He received $125,000 upon the effective date of his Severance Agreement, and we paid $25,000 of his legal expenses. In addition, we agreed to pay Mr. Dreher $540,000 in monthly installments of $18,000, commencing January 31, 2009 for consulting services, as well as continuation of certain insurance coverages.

(5)	As Chairman of our Compensation Committee and as Chairman of our Governance and Audit Committees, Mr. MacLellan received an additional $15,000 per month.

(6)	Pursuant to Mr. MacLellan’s appointment as our President and CEO in November 2008, he earned a bonus of $60,000 for the quarter ended December 31, 2008.

(7)	Due to the compensation received, we are including Mr. Zheng (a director of JPI) and Mr. Jia (one of our directors), in this table since disclosure would be required but for the fact that they were not serving as an executive officer at the end of the last completed fiscal year.

(8)	Represents the fair vale of the repriced options during 2009.

Employment Agreements
          On March 31, 2008, we entered into a three-year employment agreement with Gary L. Dreher, our then-Chief Executive Officer, President and a member of the Board of Directors. The agreement was effective as of January 31, 2008, at a base $650,000 plus certain other benefits and participation in our various Equity Incentive Plans. The employment agreement also contained standard provisions concerning confidentiality, non-competition and non-solicitation.
          Effective October 31, 2008, Mr. Dreher resigned and we agreed to enter into certain mutual general releases and related covenants, and to tender to him certain payments as described below. In connection with Mr. Dreher’s retirement, we entered into a Severance Agreement with him, which provides that his compensation as an executive ceased as of the effective date of his retirement. In lieu of the compensation and other terms and benefits provided by his then current employment agreement, the Company agreed to pay him $125,000 and pay $25,000 in legal expenses on his behalf, following the expiration of a seven-day statutory period. Further, Mr. Dreher agreed to consult for us on an as-requested, mutually agreed basis (not to exceed four hours per month). Thereafter, Mr. Dreher is entitled to receive $540,000 in consulting fees consisting of 30 monthly payments of $18,000, commencing January 31, 2009. Mr. Dreher is also entitled to continuation of certain insurance coverage. We also agreed to allow Mr. Dreher to continue to vest in stock options granted to him and to disregard the expiration of options that would have occurred upon termination of employment. The Severance Agreement contains other terms and conditions standard and customary for the retirement of executive officers.
          On November 4, 2008 Douglas C. MacLellan was appointed as our President and Chief Executive Officer. Mr. MacLellan does not have any employment agreement and is compensated at a base salary of $30,000 per month and he participates in the Company’s health insurance and other benefits available to executive officers. Additionally, Mr. MacLellan earned a bonus of $60,000 for the quarter ended December 31, 2008.
     On September 28, 2006, we entered into three-year employment agreements with Minghui Jia, one of our directors and Executive Vice-President of JPI, providing for a base salary of $156,000 per annum and a signing bonus of $50,000. Also on that date, we entered into a three-year employment agreement with Fang Zheng, President of JPI, providing for a base salary of $204,000 per annum and a signing bonus of $50,000. Effective January 1, 2008, Mr. Zheng’s base compensation was increased to $30,000 per month and Mr. Jia’s base compensation was increased to $20,000 per month. In February 2008, Messrs. Jia and Zheng each received an additional bonus of $25,000 each. Each of these agreements, which was with Radient Pharmaceuticals Corporation, expired in August 2009.
Outstanding Equity Awards at Fiscal Year End

			Equity Incentive
			Plan Awards:
	Number of	Number of	Number of
	Securities	Securities	Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable	Options (#)	Price ($/Sh)	Date
(a)	(b)	(c)	(d)	(e)	(f)
Gary Dreher	60,001	—	—	2.85	2/27/2011
	200,000	—	—	3.70	10/8/2011
	172,000	—	—	4.06	5/31/2012
	262,500	37,500	—	3.45	3/3/2013
Douglas MacLellan	36,000	—	—	0.75	2/27/2011
	120,000	—	—	0.75	10/8/2011
	90,000	—	—	0.75	5/31/2012
	175,000	25,000	—	0.75	3/3/2013
Akio Ariura	40,000	—	—	0.75	10/8/2011
	50,000	—	—	0.75	5/31/2012
	43,750	6,250	—	0.75	3/3/2013
Frank Zheng	43,750	6,250	—	0.75	3/3/2013
Minghui Jia	43,750	6,250	—	0.75	3/3/2013

		Market Value of	Equity Incentive Plan	Equity Incentive
	Number of Shares	Shares of	Awards: Number of	Plan Awards: Market
	or Units of Stock	Units of	Unearned Shares, Units or	or Payout Value of
	That Have	Stock That Have	Other Rights That Have	Unearned Shares,
	Not Vested	Not Vested	Not Vested	Units or Other Rights
Name	(#)	($)	(#)	That Have Not Vested
(a)	(g)	(h)	(i)	(j)

Gary Dreher	0	0	0	0

Douglas MacLellan	0	0	0	0

Akio Ariura	0	0	0	0

Frank Zheng	0	0	0	0

Minghui Jia	0	0	0	0

Change in Control Severance Pay Plan
          On March 31, 2008, the board of directors adopted an Executive Management Change in Control Severance Pay Plan. The director, who is also the Company’s Chief Executive Officer, who may become entitled to benefits under the plan did not participate in the deliberations or vote to approve the plan.
          The plan covers the persons who at any time during the 90-day period ending on the date of a change in control (as defined in the plan),are employed by the Company as Chief Executive Officer and/or president and are not party to a separate agreement which makes such person ineligible to participate in the plan. These persons become eligible for benefits under the plan if (1) (a) the Company terminates his or her employment for any reason other than his or her death or cause (as defined in the plan) or (b) the person terminates his or her employment with the Company for good reason (as defined in the plan) and (2) the termination occurs within the period beginning on the date of a change in control and ending on the last day of the twelfth month that begins after the month in which the change in control occurs or prior to a change in control if the termination was either a condition of the change in control or at the request or insistence of a person related to the change in control.
          The plan requires the Company to make a cash payment in an amount equal to three hundred percent (300%) of the participant’s average total compensation of the prior three years preceding the change in control or notice of termination.
          If the total payments made to a person result in an excise tax imposed by Internal Revenue Code § 4999, the Company will make an additional cash payment to the person equal to an amount such that after payment by the person of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax, imposed upon the additional payment, the person would retain an amount of the additional payment equal to the excise tax imposed upon the total payments.
          Immediately following a change in control, the Company is required to establish a trust and fund the trust with the amount of any payments which may become owing to persons entitled to receive benefits under the plan but only to the extent that the funding of the trust would not impair the working capital of the Company.
          The Change in Control Severance Pay Plan was terminated in April 2009.

Director Compensation
          The following table contains information regarding the compensation of our directors for the fiscal year ending December 31, 2009:

					Nonqualified
	Fees			Non-equity	Deferred
	Earned or	Stock	Option	Incentive Plan	Compensation	All other
	Paid in	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Cash ($)	($)(1)	($)	($)	($)	($)	($)
William M. Thompson, III, MD	$1,000	$24,000	$—	$—	$—	$—	$25,000
Michael Boswell	$37,500	$24,000	$—	$—	$—	$—	$61,500
Edward R Arquilla, MD, PhD	$15,500	$24,000	$—	$—	$—	$—	$39,500

(1)	On January 7, 2009, the Company granted 40,000 shares of common stock to each of the Company’s then, three independent directors, subject to stockholder approval. The grant was based on performance through 2008. On August 21, 2009, the Company’s stockholders approved the total grant of 120,000 shares of common stock and approximately $72,000 in expense has been recorded based on the stock price at August 21, 2009.
          Effective June 1, 2009, in connection with across-the-board comprehensive cost containment measures, our Board of Directors voted to reduce fees paid to independent directors to $1,500 for in-person attendance and $500 for telephonic attendance at Board meetings. As Chairman of our Compensation Committee and of our Audit Committee, Mr. Boswell will receive an additional $10,000 per year and, as Chairman of our Governance Committee, Dr. Thompson will receive an additional $1,000 per year.
          We indemnify our directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to us. This is permitted by our Certificate of Incorporation and our Bylaws.
COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
          The following table shows the beneficial ownership of our shares of common stock as of July 1, 2010 by (i) each person who is known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each of our directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers of their shares.

	Number of		Percentage
Name and Address(1)	Shares		Owned
Douglas C. MacLellan	446,000	(2)	1.4%
Akio Ariura	140,000	(3)	*
William M. Thompson III, M.D.	220,000	(4)	*
408 Town Square Lane
Huntington Beach, CA 92648
Minghui Jia	650,000	(5)	2.0%
Room 2502 Shun Hing Square
5002 Shennan Ave LuoHu
Shenzhen China 518008
Mike Boswell	40,000		*
400 Professional Drive
Suite 310
Gaithersburg, MD 20879
All Directors and Officers as a group (5 persons)	1,496,000		4.6%

(1)	Unless otherwise indicated, address is 2492 Walnut Avenue, Suite 100, Tustin, California 92780.

(2)	Includes 446,000 shares of common stock issuable upon the exercise of options at $0.75 per share.

(3)	Includes 140,000 shares of common stock issuable on exercise of options at $0.75 per share.

(4)	Includes 180,000 shares of common stock issuable upon the exercise of options at $0.75 per share.

(5)	Includes 50,000 shares of common stock issuable upon the exercise of options at $0.75 per share.
PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS
          Stockholder proposals intended to be presented in the proxy materials for the 2011 Annual Meeting of Stockholders must be received by us at our principal office in Tustin, California between 90 and 120 days (or, in the event that the notice is made less than 40 days before the 2011 Annual Meeting, then 10 days after the first public notice of that meeting was sent to the stockholders) before the first anniversary of the 2010 Annual Meeting. Proposals must satisfy the requirements of the proxy rules promulgated by the SEC.
          A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our Proxy Statement must notify us also between 90 and 120 days (or, in the event that the notice is made less than 40 days before the 2011 Annual Meeting, then 10 days after the first public notice of that meeting was sent to the stockholders) before the first anniversary of the 2010 Annual Meeting. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will not have discretionary authority to vote on the proposal. In addition, the proposal must contain the specific information required by our bylaws, as then in effect, a copy of which may be obtained by writing to our Secretary.
COMMUNICATION WITH THE BOARD OF DIRECTORS
          Stockholders may communicate with our Chairman of the Board, the directors as a group, the non-employee directors, or an individual director directly by submitting a letter in a sealed envelope labeled accordingly and with instruction to forward the communication to the appropriate party. This letter should be placed in a larger envelope and mailed to the attention of our Secretary at Radient Pharmaceuticals Corporation, 2492 Walnut Avenue, Suite 100, Tustin, California 92780.
OUR AUDITORS
          Representatives from KMJ | Corbin & Company LLP, the Company’s independent registered public accounting firm, are not expected to attend the 2010 Annual Meeting of Stockholders; nor will they be available via telephone during the 2010 Annual Meeting of Stockholders to respond to any questions.
OTHER MATTERS
          Our Board of Directors knows of no matters, other than the proposals presented above, to be submitted at the 2010 Annual Meeting of Stockholders. If any other matters properly come before the 2010 Annual Meeting of Stockholders, it is the intention of the persons named in the proxy card enclosed with this Proxy Statement to vote the shares they represent as our Board of Directors may recommend.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
          Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Investor Relations, Radient Pharmaceuticals Corporation, 2492 Walnut Avenue, Suite 100, Tustin, California 92780; Telephone: (949) 505-4461. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our Proxy Statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.
INFORMATION ON RADIENT’S WEB SITE
     Information on any Radient website or the website of any subsidiary or affiliate of Radient is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in the Proxy Statement, unless that information is also in this document or in a document that is incorporated by reference in this document.
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
     The SEC allows us to “incorporate” into this Proxy Statement information we file with it in other documents. This means that we can disclose important information to you by referring to other documents that contain that information. The information incorporated by reference is considered to be part of this Proxy Statement, and information we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below (some of which were filed under our former name “AMDL, Inc.”) except to the extent information in those documents is different from the information contained in this Proxy Statement, and all future documents filed with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act until we terminate the offering of these shares:
1.	Registrant’s Annual Report on Form 10-K/A for the year ended December 31, 2009 filed with the SEC on May 3, 2010; and,

2.	Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 filed with the SEC on May 24, 2010.
     We will provide without charge to each person, including any beneficial owner of common stock, to whom this Proxy Statement is delivered, upon the written or oral request of such person, a copy of any and all of the documents that have been incorporated by reference in this Proxy Statement (not including exhibits to such documents unless such exhibits are specifically incorporated by reference therein). Requests should be directed to: Radient Pharmaceuticals Corporation, 2492 Walnut Avenue, Suite 100, Tustin, California 92780-7039, Attention: Akio Ariura, Chief Operating Officer, Telephone (714) 505-4461.
By order of the Board of Directors,

President and Chief Executive Officer
Tustin, California
July 1, 2010

Exhibit A
Articles of Amendment to Articles of Incorporation
for
RADIENT PHARMACEUTICALS CORPORATION
Name of the Corporation is RADIENT PHARMACEUTICALS CORPORATION

The articles have been amended as follows:
ARTICLE IV. Capitalization
          The Corporation shall have authority to issue an aggregate of 225,000,000 shares, of which 25,000,000 shares shall be preferred stock, $0.001 par value (hereinafter, “Preferred Stock ”) and 200,000,000 shares shall be common stock, par value $0.001 (hereinafter, “ Common Stock ”). The powers, preferences, and rights, and the qualifications, limitations, or restrictions thereof, of the shares of stock of each class and series which the Corporation shall be authorized to issue, is as follows:
(a)	Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as hereinafter provided, the board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences, and relative participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, if any, of such series, including, without limiting the generality of the foregoing, the following:
(i)	The distinctive designation of, and the number of shares of Preferred Stock that shall constitute each series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof outstanding) from time to time by action of the board of directors;

(ii)	The rate and times at which and the terms and conditions on which dividends, if any, on the shares of the series shall be paid; the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this Corporation or on any series of Preferred Stock; any limitations, restrictions, or conditions on the payment of such dividends; and whether such dividends shall be cumulative or noncumulative;

(iii)	The right, if any, of the holders of the shares of the same series to convert the same into, or exchange the same for, any other class or classes of stock of this Corporation and the terms and conditions of such conversion or exchange;

(iv)	Whether shares of the series shall be subject to redemption and the redemption price or prices, including, without limitation, a redemption price or prices payable in shares of any other class or classes of stock of the Corporation, cash, or other property and the time or times at which, and the terms and conditions on which, shares of the series may be redeemed;

(v)	The rights, if any, of the holders of shares of the series on voluntary or involuntary liquidation, merger, consolidation, distribution, or sale of assets, dissolution, or winding up of this Corporation;

(vi)	The terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series;

(vii)	The voting powers, if any, of the holders of shares of the series that may, without limiting the generality of the foregoing, include (A) the right to more or less than one vote per share on any or all matters voted on by the stockholders, and (B) the right to vote as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, on such matters, under such circumstances, and on such conditions as the board of directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of this Corporation in the event there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the board of directors may determine;

(viii)	The restrictions, limitations, and conditions, if any, upon issuance of indebtedness of the Corporation, so long as any shares of such series are outstanding; and

(ix)	Any other preferences and relative, participating, optional, or other special rights and qualifications, limitations, and restrictions not inconsistent with law, the provisions of this article, or any resolution of the board of directors of the Corporation pursuant hereto.
(b)	Common Stock. The Common Stock shall have the following powers, preferences, rights, qualifications, limitations, and restrictions:
(i)	After the requirements with respect to preferential dividends of Preferred Stock, if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to an other conditions which may be required by the General Corporation Law of Delaware, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors without distinction as to series;

(ii)	After distribution in full of any preferential amount to be distributed to the holders of Preferred Stock, if any, in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each without distinction as to series; and

(iii)	Except as may otherwise be required by law or this Certificate of Incorporation, in all matters as to which the vote or consent of stockholders of the Corporation shall be required or be taken, including, any vote to amend this Certificate of Incorporation, to increase or decrease the par value of any class of stock, effect a stock split or combination of shares, or alter or change the powers, preferences, or special rights of any class or series of stock, the holders of the Common Stock shall have one vote per share of Common Stock on all such matters and shall not have the right to cumulate their votes for any purpose.
(c)	Consideration for Shares. The board of directors of the Corporation shall have authority to authorize the issuance, from time to time without any vote or other action by the stockholders, of any or all shares of the Corporation of any class at any time authorized, and any securities convertible into or exchangeable for such shares, in each case to such persons and for such consideration and on such terms as the board of directors from time to time in its discretion lawfully may determine; provided, however, that the consideration for the issuance of shares of stock of the Corporation having par value shall not be less than such par value. Shares so issued, for which the full consideration determined by the board of directors has been paid to the Corporation, shall be fully paid stock, and the holders of such stock shall not be liable for any further call or assessments thereon.

(d)	No Preemptive Rights. Unless otherwise provided in the resolution of the board of directors providing for the issue of any series of Preferred Stock, no holder of shares of any class of the Corporation or of any security or obligation convertible into, or of any warrant, option, or right to purchase, subscribe for, or otherwise acquire, shares of any class of the Corporation, whether now or hereafter authorized, shall, as such holder, have any preemptive right whatsoever to purchase, subscribe for, or otherwise acquire shares of any class of the Corporation, whether now or hereafter authorized.

(e)	Unclaimed Property. Anything herein contained to the contrary notwithstanding, any and all right, title, interest, and claim in and to any dividends declared or other distributions made by the Corporation, whether in cash, stock, or otherwise, that are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends or other distributions in the possession of the Corporation, its transfer agents, or other agents or depositories shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any person whatsoever.

(f)	Increase or Decrease in Authorized Shares. Except as otherwise provided in this article or resolutions of the board of directors providing for the issue of any series of Preferred Stock, the number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, voting as a single class.
Signatures

Douglas MacLellan
Chief Executive Officer

Exhibit B
2010 Equity and Incentive Performance Plan

Radient Pharmaceuticals Corporation
2010 EQUITY INCENTIVE PLAN
SECTION 1. PURPOSE
          The purposes of this Radient Pharmaceuticals Corporation 2010 Equity Incentive Plan (the “Plan”) are to encourage selected employees, directors and consultants of Radient Pharmaceuticals Corporation (together with any successor thereto, the “Company”) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.
SECTION 2. DEFINITIONS
          As used in the Plan, the following terms shall have the meanings set forth below:
(a) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Board of Directors (the “Board”) or the Committee.
(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.
(c) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.
(d) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
(e) “Consultant” shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.
(f) “Committee” shall mean a committee of not fewer than two members, each of whom is a member of the Board and all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and each of whom is an outside director for purposes of Section 162(m) of the Code, acting in accordance with the provisions of Section 3, designated by the Board to administer the Plan.
(g) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.
(h) “Employee” shall mean any employee of the Company or of any Affiliate.
(i) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board or the Committee.
(j) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(k) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(l) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
(m) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.
(n) “Participant” shall mean any person that renders bona fide services to the Company (including, without limitation, the following: a person employed by the Company or an Affiliate in a key capacity; an officer or director of the Company; a person engaged by the Company as a consultant; or a lawyer, law firm, accountant or accounting firm) who receives an Award under the Plan.
(o) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.
(p) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.
(q) INTENTIONALLY LEFT BLANK
(r) “Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the Board or the Committee have expired, lapsed, or been waived.
(s) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(t) “Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.
(u) “Shares” shall mean the shares of common stock of the Company, $.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.
(v) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
SECTION 3. ADMINISTRATION
          The Plan shall be administered by the Board; provided however, that the Board may delegate such administration to the Committee.
          Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) determine the type or types of Awards to be granted to each Participant under the Plan; (b) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (c) determine the terms and conditions of any award; (d) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (e) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (f) determine whether, to what extent, and under what circumstances cash, shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Board or the Committee; (g) construe and interpret the Plan; (h) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Award; (i) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates; (j) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan; and (k) make all other determinations necessary or advisable for the Plan’s administration. The Board and the Committee’s interpretation and construction of any provisions of the Plan or of any Award shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.
          In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, neither the Board nor Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal.

SECTION 4. SHARES AVAILABLE FOR AWARDS
(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b):
(i)	CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be (A) 6,000,000, plus (B) additional Shares as follows: As of January 1 of each year, commencing with the year 2011 and ending with the year 2013, the aggregate number of Shares available for granting Awards under the Plan shall automatically increase by a number of Shares equal to the lesser of (x) 5% of the total number of Shares then outstanding or (y) 1,000,000 subject to adjustment as provided in Section 4(b). Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan. Notwithstanding the foregoing, the maximum number of Shares with respect to which Incentive Stock Options may be granted in any year shall be 6,000,000.

(ii)	ACCOUNTING FOR AWARDS. For purposes of this Section 4,
(A)	if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)	Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.
(iii)	SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.
(b)	ADJUSTMENTS. In the event that the Board or the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board or the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi), and (iv) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided, further, however, that the number of Shares subject to any award denominated in Shares shall always be a whole number.
SECTION 5. ELIGIBILITY
Any Employee, Director or Consultant shall be eligible to receive Awards under the Plan. The Board shall approve any Awards granted to members of the Committee.

SECTION 6. AWARDS
(a)	OPTIONS. The Board and the Committee are hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Board or the Committee shall determine:
(i)	EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Board or the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent stockholder as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii)	OPTION TERM. The term of each Option shall be fixed by the Board or the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years (5 years in the case of a “10-percent stockholder) as such term is used in Section 422(c)(5) of the Code).

(iii)	TIME AND METHOD OF EXERCISE. The Board or the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)	INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.
(b)	STOCK APPRECIATION RIGHTS. The Board and the Committee are hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise or, if the Board or the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (2) the grant price of the right as specified by the Board or the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Board or the Committee. The Board and the Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.
(i)	ISSUANCE. The Board and the Committee are hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii)	RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Board or the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Board or the Committee may deem appropriate.

(iii)	REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board or the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)	FORFEITURE. Except as otherwise determined by the Board or the Committee, upon termination of employment (as determined under criteria established by the Board or the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Board or the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Board or the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.
(d)	PERFORMANCE AWARDS. The Board and the Committee are hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Board or the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Board or the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Board or the Committee. The goals established by the Board or the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total stockholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Board or the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)	DIVIDEND EQUIVALENTS. The Board and the Committee are hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Board or the Committee, and the Board and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as the Board or the Committee shall determine.

(f)	OTHER STOCK-BASED AWARDS. The Board and the Committee are hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Board or the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Board or the Committee shall determine the terms and conditions of such Awards.

(g)	GENERAL.
(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)	AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Board or the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)	FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Board or the Committee shall determine, including, without limitation, cash, Shares, other securities other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Board or the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(iv)	LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Board or the Committee, a Participant may, in the manner established by the Board or the Committee, (a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant or (b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)	TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Board or the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)	PER-PERSON LIMITATION ON AWARDS. The number of Shares with respect to which Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and other Awards may be granted under the Plan to an individual Participant in any one fiscal year of the Company shall not exceed 3,000,000 Shares, subject to adjustment as provided in Section 4(b). The maximum fair market value of payments to an individual Participant under Performance Awards in any one fiscal year of the Company shall not exceed $10,000,000.

(vii)	SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
SECTION 7. AMENDMENT AND TERMINATION
Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:
(a)	AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b)	AMENDMENTS TO AWARDS. The Board and the Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)	ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Board and the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board or the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, neither the Board nor the Committee shall have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)	CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Board and the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.
SECTION 8. GENERAL PROVISIONS
(a)	NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)	DELEGATION. The Board and the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Board or Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(c)	WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)	NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)	NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an employee, director or consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any employee, director or consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)	GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(g)	SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board or the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board or the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)	NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)	NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares of any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)	HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
SECTION 9. EFFECTIVE DATE OF THE PLAN
            Subject to the approval of the stockholders of the Company, the Plan shall be effective February 1, 2010 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by stockholders, the Awards will be contingent on approval of the Plan by the stockholders of the Company at an annual meeting, special meeting, or by written consent.
SECTION 10. TERM OF THE PLAN
            No Award shall be granted under the Plan more than 10 years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Board and the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.
            The foregoing 2010 Equity Incentive Plan was duly adopted and approved by the Board of Directors on                      and approved by the stockholders of the Company effective                     .
RADIENT PHARMACEUTICALS CORPORATION

By:

Secretary

PROXY
RADIENT PHARMACEUTICALS CORPORATION
2492 Walnut Avenue, Suite 100
Tustin, California 92780
ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2010
10 AM
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          The undersigned hereby appoints Douglas C. MacLellan and Akio Ariura, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of Radient Pharmaceuticals Corporation held of record by the undersigned, that the undersigned may be entitled to vote, at the close of business on July 1, 2010, at the 2010 Annual Meeting of Stockholders of Radient Pharmaceuticals Corporation to be held on August 26, 2010, and any continuation(s), postponement(s) or adjournment(s) thereof.
(Continued, and to be marked, dated and signed, on the other side.)

THIS PROXY STATEMENT, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH HEREIN AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE PROPOSALS CONTAINED HEREIN. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK, AS FOLLOWS:
(1)	APPROVE AND RATIFY THE ISSUANCE OF UP TO 14,966,413 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR THE CANCELATION OF CERTAIN OF OUR EXISTING NOTES AT A PRICE PER SHARE EQUAL TO $0.28 OR THE 5 DAY VWAP FOLLOWING SUCH EXCHANGE PURSUANT TO A FORM OF EXCHANGE AGREEMENT AND A REDUCTION IN THE EXERCISE PRICE OF 3,531,200 WARRANTS ORIGINALLY ISSUED IN CONNECTION WITH THE ISSUANCE OF SUCH NOTES: To approve and ratify the issuance of up to an aggregate of 14,966,413 shares of our common stock, issuable: (i) upon exchange and cancellation of all principal amount of the outstanding 12% Series 1 Notes that we issued in December 2008 and January 2009 (collectively, the “Series 1 Notes”) and the outstanding 12% Series 2 Notes that we issued in May and June of 2009 (collectively, the “Series 2 Notes,” and together with the Series 1 Notes, the “Series 1 and 2 Notes”); (ii) upon exchange and cancellation of all of the interest accrued thereon, accruing at the contractual default rate of 18% per annum through June 30, 2010, which number of shares would constitute up to approximately 32% of our outstanding shares as of the date hereof; and (iii) in consideration for such exchange, a reduction of the warrant exercise price issued pursuant to the Series 1 and 2 Notes, which current exercise prices range between $0.98 and $1.13 per share, to $0.28 per share, all pursuant to the Exchange Agreement with such note holders; (for details of the Series 1 and 2 Notes, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(2)	APPROVE AND RATIFY THE ISSUANCE OF UP TO 514,286 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN EXCHANGE FOR CASH COMPENSATION DUE UNDER A CONSULTING AGREEMENT AND A REDUCTION IN THE EXERCISE PRICE OF 200,000 WARRANTS ORIGINALLY ISSUED TO SUCH CONSULTANT: To approve and ratify the issuance of up to 514,286 shares of our common stock, issuable in exchange for cash consulting fees due under the Consulting Agreement with Cantone Asset Management, LLC (“CAM”) dated September 9, 2009 (“Cantone Consulting Agreement”) and the reduction in the warrant exercise price from $0.60 per share to $0.28 per share of warrants to purchase 200,000 shares issued to CAM in connection therewith. This issuance constitutes 2% of our issued and outstanding shares as of July 1, 2010 hereof (for details of the Cantone Consulting Agreement and related exchange terms, please see the enclosed Notice of Meeting and Proxy Statement)

☐ FOR ☐ AGAINST ☐ ABSTAIN

(3)	APPROVE AND RATIFY THE ISSUANCE OF UP TO 282,314 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK IN CONSIDERATION FOR SERVICES RENDERED BY PLACEMENT AGENT AND A REDUCTION IN THE EXERCISE PRICE OF 206,796 WARRANTS ISSUED TO SUCH PLACEMENT AGENT: To approve and ratify the issuance of up to 282,314 shares of our common stock, to the placement agent of the Series 1 and 2 Notes in consideration for their efforts in connection with obtaining certain note holders’ consent to the exchange agreement referenced in the previous proposal. This issuance constitutes 1% of our issued and outstanding shares as of the date hereof (for details of the this transaction, please see the enclosed Notice of Meeting and Proxy Statement)

☐ FOR ☐ AGAINST ☐ ABSTAIN

(4)	APPROVE AND RATIFY THE ISSUANCE OF WARRANTS TO PURCHASE UP TO 5,697,513 SHARES OF COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE AND A REDUCTION IN THE EXERCISE PRICE OF 1,644,643 PREVIOUSLY ISSUED WARRANTS: To approve and ratify the issuance of up to 5,697,513 shares of our common stock on exercise of outstanding warrants to purchase shares of common stock, which number of potentially issuable shares constitutes approximately 15% of our issued and outstanding shares as of July 1, 2010, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time, and will be issued upon the exercise of the warrants issued to the holders of such warrants and the placement agents in the Registered Direct Offering (for details of this transaction, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(5)	APPROVE AND RATIFY THE ISSUANCE OF 5,906,243 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO A NOTE AND WARRANT PURCHASE AGREEMENT: A proposal to approve and ratify the issuance of up to 5,906,243 shares of our common stock representing an additional approximate 16% of outstanding shares as of the date hereof, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time (for details of this transaction, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(6)	APPROVE AND RATIFY THE ISSUANCE OF 34,224,849 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS: A proposal to approve and ratify the issuance of up to 34,224,849 shares of our common stock representing an additional approximate 52% of outstanding shares as of the date hereof, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time (for details of this transaction, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(7)	APPROVE AND RATIFY THE ISSUANCE OF 25,355,582 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS: A proposal to approve and ratify the issuance of up to 25,355,582 shares of our common stock representing an additional approximate 45% of outstanding shares as of the date hereof, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time (for details of this transaction, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(8)	APPROVE AND RATIFY THE ISSUANCE OF 3,261,834 SHARES OF POTENTIALLY ISSUABLE COMMON STOCK BELOW THE GREATER OF A SHARE OF COMMON STOCK’S BOOK VALUE OR MARKET VALUE AT THE TIME OF ISSUANCE PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENTS: A proposal to approve and ratify the issuance of up to 3,261,834 shares of our common stock representing an additional approximate 9% of outstanding shares as of the date hereof, at a potential issuance price per share below the greater of a share of our common stock’s book value or its market value at such time (for details of this transaction, please see the enclosed Notice of Meeting and Proxy Statement).

☐ FOR ☐ AGAINST ☐ ABSTAIN

(9)	AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF CAPITAL STOCK

☐ FOR ☐ AGAINST ☐ ABSTAIN

(10)	APPROVE AND RATIFY THE 2010 PERFORMANCE AND EQUITY PLAN

☐ FOR ☐ AGAINST ☐ ABSTAIN

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, PRE-PAID ENVELOPE.
Please date and execute this Proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Dated:                                                                , 2010

Signature

Signature, if held jointly